[NATIONS FUNDS LOGO]



                                                      [GRAPHIC DEPICTING TREE]

                                                INVESTMENTS FOR A LIFETIME(SM)




             MANAGED                                  NATIONS
             INDEX(SM)                                MANAGED VALUE
             FUNDS                                    INDEX FUND


                                                      NATIONS
                                                      MANAGED INDEX
                                                      FUND
[GRAPHIC DEPICTING MAN WORKING IN A FIELD]

                                                      NATIONS
                                                      MANAGED SMALLCAP
                                                      VALUE INDEX FUND


                                                      NATIONS
                                                      MANAGED SMALLCAP
                                                      INDEX FUND

        ANNUAL REPORT FOR THE
        YEAR ENDED MARCH 31, 1999

                         [GRAPHIC DEPICTING BASKETS]





THIS REPORT IS SUBMITTED FOR
THE GENERAL INFORMATION OF
SHAREHOLDERS OF NATIONS FUNDS.
THIS MATERIAL MUST BE PRECEDED OR
ACCOMPANIED BY A CURRENT NATIONS
FUNDS PROSPECTUS.

NATIONS FUNDS DISTRIBUTOR:
STEPHENS INC. STEPHENS INC., WHICH
IS NOT AFFILIATED WITH BANK OF
AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION OR
NATIONSBANK, N.A., IS NOT A BANK,
AND SECURITIES OFFERED BY IT ARE NOT
GUARANTEED BY ANY BANK OR INSURED
BY THE FDIC. STEPHENS INC., MEMBER
NYSE, SIPC.

NATIONS FUNDS INVESTMENT ADVISER:
NATIONSBANC ADVISORS, INC.


        -----------------
           NOT FDIC-
            INSURED
        -----------------
         MAY LOSE VALUE
        -----------------

        NO BANK GUARANTEE
        -----------------

Presidents'
Message
                           Dear Shareholder:

                           We'd like to thank you for being a part of the Nations Funds family. Your continued trust and confidence are greatly appreciated. Many noteworthy events have taken place during the past year. Let's take a look.

                           A ROLLER-COASTER-RIDE OF A YEAR

                           We know the past 12 months have proved to be quite an unsettling time for investors. You've seen major market indexes reach all-time highs, even after the significant market volatility of late summer-early fall 1998. Much of the volatility was attributed to financial crises in Brazil and Russia, the continuing malaise in Asia, as well as a slowdown in U.S. corporate earnings growth. However, the Federal Reserve Board came to the rescue in late September with the first of three successive cuts in interest rates. By year-end, investors were feeling confident once again and many stocks had soared, moving the Dow Jones Industrial Average closer to the 10,000 milestone.*

                           While some stock indexes had another impressive year of double-digit performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500)** of large-company stocks was up 18.46% for the 12 months ending March 31, 1999 -- focusing on these particular indexes doesn't give you the complete picture. For example, during the same 12-month period, the Standard & Poor's MidCap 400 Index*** posted a gain of only 0.43% and the Russell 2000 Index(+) of small-company stocks actually posted negative performance of -16.20%. There was even divergence among the stocks in the S&P 500, with the performance of the 25 largest stocks accounting for approximately 70% of the Index's return.

                           THE VALUE OF ADVICE

                           Diversification, along with a long-term perspective, are among the best tools for investors to weather changing markets and create a balanced investment portfolio. That's where the value of professional financial advice comes in. The role of a good financial adviser, especially during volatile times, is to help you make smart investment decisions that help you pursue your long-term goals. During last year's downturn in

                           * The Dow Jones Industrial Average is a
                           price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

                           ** The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           *** The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity and industry representation. It is unmanaged and unavailable for investment.

                           + The Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. It is unmanaged and unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Presidents'
Message continued...

                           the markets, many mutual fund shareholders who invested through a financial adviser remained calm and ignored short-term corrections.

                           Today, these same investors are probably glad they did, as the markets continue their generally upward trend. Of course, history tells us that these trends do not continue indefinitely, and our belief is that the best way to weather changing market conditions is by working with a professional financial adviser.

                           YOUR MANAGERS OF DISTINCTION(SM)

                           Financial advisers are there to guide and assist you, but it also helps to invest with a company that has experienced fund managers who have weathered various market cycles over time. At Nations Funds, we call them our Managers of Distinction(SM).

                           In bringing you the wide range of funds we offer, we've carefully selected a roster of specialized investment management firms. Nations Funds Managers of Distinction(SM) are all seasoned and well-respected investment firms. We are pleased to bring this talent together in one place to offer you a variety of distinct money management styles.

                           And, our fund family should get even better with the completion of our merger with Pacific Horizon
                           Funds -- the largest merger in mutual fund history -- anticipated for May. Together, the new Nations Funds family will be able to offer you an even broader selection of mutual funds.

                           Of course, customer service continues to be of tremendous importance to us and, for the second year in a row, Nations Funds received the Key Honors award for superior customer support from DALBAR, Inc. -- an independent evaluator of customer service in the mutual fund industry. Our commitment is to provide you with the best products and services, and we will seek to continue to do so in the coming year.

                           We are excited about the past year and the opportunities ahead of us. If you have any questions or comments on your annual report, please contact us at 1.800.321.7854 or e-mail your comments to us via our Web site at WWW.NATIONSBANK.COM/NATIONSFUNDS.

                           Once again, thank you for being a part of the Nations Funds family.

                           Sincerely,

                                       /s/ A. Max Walker                             /s/ Robert H. Gordon
                                       A. Max Walker                                 Robert H. Gordon
                                       President and Chairman                        President
                                       of the Board                                  NationsBanc Advisors, Inc.

                           March 31, 1999

                           P.S. On May 21, 1999, the Nations Funds/Pacific Horizon Funds merger was successfully completed.

Table
Of
Contents

                                       NATIONS FUNDS SPECTRUM                                         2
                                       ECONOMIC OVERVIEW                                              4
                                       PORTFOLIO COMMENTARY
                                       Nations Managed Value Index Fund                               7
                                       Nations Managed Index Fund                                    11
                                       Nations Managed SmallCap Value Index Fund                     16
                                       Nations Managed SmallCap Index Fund                           20
                                       FINANCIAL STATEMENTS
                                       Statements of Net Assets                                      24
                                       Statements of Operations                                      44
                                       Statements of Changes in Net Assets                           45
                                       Schedules of Capital Stock Activity                           47
                                       Financial Highlights                                          52
                                       Notes to Financial Statements                                 60

                                       ---------------------------------------------------------------------------------
                                           Nations Funds                [Dalbar Logo]
                                           Recognized For
                                           Outstanding                  DALBAR, Inc., is a well-respected research firm
                                           Customer Service             that measures customer service levels and
                                                                        establishes benchmarks in the financial services
                                           In recognition of our        industry.
                                           commitment to retail
                                           shareholders through
                                           consistently providing
                                           superior customer service,
                                           Nations Funds was awarded
                                           DALBAR Key Honors in 1997
                                           and 1998.
                                       ---------------------------------------------------------------------------------

                           "Standard & Poor's" and "Standard & Poor's 500", are trademarks of The McGraw-Hill Companies, Inc.

THE
GNATIONS FUNDS
FAMILY AT A GLANCE

                                                         POTENTIAL RETURN


MONEY                      SHORTER                    INTERMEDIATE                LONGER TERM               LARGE
MARKET                     MATURITY                   MATURITY                    DOMESTIC                  CAPITALIZATION
FUNDS                      BOND FUNDS                 BOND FUNDS                  BOND FUNDS                VALUE FUNDS
-----                      ----------                 ------------                -----------                -------------
*Nations                   *Nations Short-            *Nations                    *Nations                  *Nations
 Prime Fund                 Intermediate               Strategic Fixed             Diversified               Value Fund
                            Government                 Income Fund                 Income Fund
*Nations Government         Fund                                                                            *Nations
 Money Market                                         *Nations                    *Nations                   Managed
 Fund                      *Nations                    Government                  U.S. Government           Value Index
                            Short-Term                 Securities Fund             Bond Fund                 Fund
*Nations                    Income Fund
 Treasury Fund                                        *Nations                    *Nations                  *Nations
                           *Nations Short-             Intermediate                Municipal                 Balanced Assets
*Nations Tax                Term Municipal             Municipal                   Income Fund               Fund
 Exempt Fund                Income Fund                Bond Fund
                                                                                  *Nations
                                                      *Nations                     State-Specific
                                                       State-Specific              Long-Term
                                                       Intermediate                Municipal Bond
                                                       Municipal Bond              Funds
                                                       Funds

                                                                                                             ---------------
                                                                                                             GROWTH & INCOME
                                                                                                             ---------------

------------------------------------------------------------------------------------------------------------------------------
                                                      CURRENT INCOME
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------
          STABILITY
-----------------------------------

                                                        RISK (VARIABILITY)



                                                                                                         [NATIONS FUNDS LOGO]

                                                                                               INVESTMENTS FOR A LIFETIME(SM)



LARGE
CAPITALI-                LARGE                                        MID                 SMALL               REGION-SPECIFIC
ZATION                   CAPITALIZATION           INTERNATIONAL       CAPITALIZATION      CAPITALIZATION      INTERNATIONAL
FUNDS                    GROWTH FUNDS             EQUITY FUNDS        FUNDS               FUNDS               FUNDS
---------                --------------           -------------       --------------      --------------      ---------------
*Nations                 *Nations                 *Nations            *Nations            *Nations            *Nations
 Marsico Growth           Marsico Focused          International       Emerging            Small Company       Emerging
 & Income Fund            Equities Fund            Value Fund          Growth Fund         Growth Fund         Markets Fund

*Nations                 *Nations                 *Nations                                *Nations
 Equity                   Disciplined              International                           Managed
 Index Fund               Equity Fund              Growth Fund                             SmallCap
                                                                                           Index Fund
*Nations                 *Nations                 *Nations
 Managed                  Capital Growth           International                          *Nations
 Index Fund               Fund                     Equity Fund                             Managed
                                                                                           SmallCap
*Nations                 *Nations                                                          Value Index
 Equity                   Strategic Equity                                                 Fund
 Income Fund              Fund

                                                  ----------------------------------------------------------------------------
                                                                              AGGRESSIVE GROWTH
                                                  ----------------------------------------------------------------------------

---------------------------------------------------------------------
                         GROWTH
---------------------------------------------------------------------

----------------------------------
          GROWTH & INCOME
----------------------------------


                                          --------------------------------------
                                          LIFEGOAL PORTFOLIOS

                                          * LifeGoal Income And Growth Portfolio

                                          * LifeGoal Balanced Growth Portfolio

                                          * LifeGoal Growth Portfolio
                                          --------------------------------------

Economic
Overview
                           The U.S. economy expanded strongly and the stock market surged for the 12 months ending March 31, 1999.

                           Declining interest rates, confident consumers, healthy corporate capital spending and an expanding housing industry all helped propel the economy and fuel a persistent rally in stocks, particularly of large-capitalization companies. It was an event-filled period, punctuated by abrupt changes in investor sentiment and even some signs of a slowing of growth in the middle of the year. Through it all, the nation's Gross Domestic Product (the market value of the goods and services produced) grew. In 1998, the growth rate was an estimated 3.6%, only slightly less than the healthy 3.9% growth rate of 1997.

                           Upon closer examination, the story of the 12-month period actually was a tale of two economies -- a strong consumer economy and a weak industrial sector. Solid employment growth and increased real disposable personal income translated to a high level of consumer confidence. Industries linked closely to consumer behavior -- including autos, housing and retail -- were quite strong. At the same time, a number of factors contributed to weakness on the industrial side of the economy. The economic problems of some of our key trading partners, combined with the strength of the U.S. dollar, led to sluggishness in exports. While the evidence remains mixed, the worst of these problems for industrial industries may be ending. The most recent view of the National Association of Purchasing Managers, for example, is that manufacturing conditions in the U.S. may have bottomed.

                           Inflation, as measured by the Consumer Price Index, averaged 1.5% in 1998, following a 2.3% rise in 1997. Lower food and energy prices, combined with cheaper import prices, contributed significantly to the tame inflation picture. The low inflation rate came despite a low unemployment rate of 5% or less for most of the year. In the past, low unemployment accompanied by growth in money supply has tended to fuel inflation. However, that did not happen last year, as concerns about a worldwide credit crunch, global recession and deflation acted as a brake on inflation. The U.S. Federal Reserve Board moved away from its tight monetary policy stance of early 1998 and cut short-term interest rates three successive times in the fall, easing the availability of credit and liquidity. As we entered the second calendar quarter of 1999, economists were debating what the next move of the Federal Reserve Board might be.

                           If the economic story during the period was split into two sections -- consumer and industrial -- the year in the stock market was divided into three periods. For the first seven months, the

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Economic
Overview continued...

                           market steadily progressed, peaking in July. Then, the market abruptly reversed course, diving in August through early October as international concerns -- starting with the devaluation of the Russian ruble -- overwhelmed relatively benign reports about the U.S. economy. However, the Federal Reserve Board's actions helped restore confidence, and the market went on to new highs in late 1998 and early 1999.

                           The fiscal year also encompassed several different periods for bond market investors. Earlier in the year, investor uneasiness about the possibility of a revival of inflation worried the bond market, and interest rates tended to rise and bond prices slumped going into the summer of 1998. That situation changed dramatically with the Russian economic crisis of April. Fears about a global economic slowdown drove investor dollars toward only the highest quality securities -- principally U.S. Treasuries, and interest rates fell sharply. This period of investor anxiety ended in early October, however, as the Federal Reserve Board's intervention calmed the markets. For the remainder of the fiscal year, corporate and mortgage-backed securities -- with yield spread advantages over U.S.
                           Treasuries -- tended to return to favor.

                           International economic forces continue to send mixed signals. In early 1999, we could see scattered signs of an economic turnaround in Southeast Asia. Japan was beginning to reform its banking system, and investors were waiting to see the impact of an injection of 40 trillion yen into the banking system. Japan suffered through its worst economic performance in 50 years during 1998. The key to its economic rebound will be how quickly the business community, consumers and investors regain confidence. Worth watching will be whether Japan's export industry can grow. Elsewhere, the international scene provided additional signs of progress. The International Monetary Fund (IMF) finally received funding from the U.S. Congress, easing investor concerns. The devaluation of the real -- the Brazilian currency -- seemed to be postponed, but Brazil's government remained under pressure to carry out needed economic reforms.

                           But if U.S. investors found reasons for guarded optimism in some international developments, they also found sources for concern. China appeared unable to meet its ambitious growth targets and Hong Kong's economy remained under pressure. The world continued to watch to see whether China would feel pressure to devalue its currency. Meanwhile, the ability of Russia to pay its bills remained in doubt and the Russian domestic political situation raised questions as Foreign Minister Primakov took over day-to-day decision-making from an ailing Boris Yeltsin.

                           Our outlook for 1999 calls for a possible slowing, but not reversal, of the domestic economic expansion. In light of reports of a slowdown

Economic
Overview continued...

                           in employment growth, a reduction in capital spending and continued sluggishness in international trade, we think economic expansion may have peaked. However, we still see room for continued growth in 1999 at lower levels than in 1998, perhaps at a rate of between 3% and 3.5%.

                           Viewing the domestic stock market in early 1999, the big question is whether the third quarter of 1998 represented a bottom for earnings and for stock prices. Given expectations of a slowing of U.S. economic growth and continued sluggishness in the global economy, investors are concerned about corporate earnings expectations for 1999. However, we do not think the most recent stock market levels reflected these investor concerns.

                           In the bond market, we see the potential of a more stable interest rate climate over the next several months, with the possibility of less dramatic changes in investor sentiment than we saw over the past 12 months.

                           We believe the direction of the markets will depend greatly on the economy's ability to continue to move forward at a controlled pace.

                           C. Thomas Clapp
                           Chief Equity Investment Officer
                           TradeStreet Investment Associates, Inc.

                           March 31, 1999

Nations
Managed Value Index
Fund  Structured Products Management
      Team Commentary*

                                         In the following interview, the team shares its views on
                                         Nations Managed Value Index Fund's performance for the
                                         12-month period ended March 31, 1999, and its outlook for
                                         the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the               Traditional index funds try to emulate the performance of a
Structured Products Management           benchmark index without taking into account the wide
Team of TradeStreet Investment           differences among the stocks that make it up. Nations
Associates, Inc., investment             Managed Value Index Fund differs from these "passive" funds
sub-adviser to the Fund.                 by adding an overlay of active professional management. This
INVESTMENT OBJECTIVE                     added dimension is designed to reduce exposure to the least
The Fund seeks, over the long-           attractive securities in the Fund's benchmark, the S&P/BARRA
term, to provide a total return          Value Index (the Index). In this way, the Fund seeks
that (gross of fees and expenses)        increased performance potential relative to the Index, while
exceeds the total return of the          retaining its core characteristics. In addition, we manage
Standard & Poor's 500/BARRA Value        the Fund with shareholders' taxes in mind, keeping turnover
Index (S&P/BARRA Value Index).**         low in an effort to limit capital gains distributions.
PERFORMANCE REVIEW                       HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
For the 12-month period ended            PREVAILED OVER THE PAST 12 MONTHS?+
March 31, 1999, Nations Managed          The Fund (Investor A Shares) provided shareholders with a
Value Index Fund Investor A Shares       return of 2.97%, trailing the 5.73% return of the S&P/BARRA
provided shareholders with a total       Value Index. We employ a combination of measures in
return of 2.97%.***                      selecting the securities held in the Fund. Unfortunately,
                                         some of these measures were inverted in their stock
                                         selection ability for the reporting period. That is, the
                                         stocks that were ranked most favorably by some of our
                                         measures had worse performance than the stocks ranked
                                         unfavorably by the same measures. In large part, this was
                                         due to a market that, in our view, paid insufficient
                                         attention to valuation. Other aspects of our process worked well, but were more than offset by the unusual degree of
                                         inversion in a few measures.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The S&P/BARRA Value Index is an unmanaged, market-capitalization-weighted index comprised of a subset of stocks of the S&P 500 Index with low price-to-book ratios relative to the S&P 500 Index as a whole. It is unavailable for investment.

                           ***The performance shown includes the effect of fee waivers and expense reimbursements by the investment adviser, which have the effect of increasing total return.

                           +Portfolio characteristics are subject to change and may not be representative of current characteristics.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Managed Value Index
Fund  Structured Products Management
      Team Commentary continued...

                                         Performance was also hampered by the Fund's underweight
                                         position in technology. Conversely, the Fund benefited from an overweighting and good stock selection in the finance
                                         sector.

                                         THE INVESTMENT OBJECTIVE STATES THAT THE FUND SEEKS, OVER
                                         THE LONG-TERM, TO PROVIDE A TOTAL RETURN THAT (GROSS OF FEES
                                         AND EXPENSES) EXCEEDS THE TOTAL RETURN OF THE S&P/BARRA
                                         VALUE INDEX. PLEASE ELABORATE.
                                         The stocks that comprise the S&P/BARRA Value Index are a
                                         subset of the widely-followed Standard & Poor's 500
                                         Composite Stock Price Index (S&P 500 Index).(++) These
                                         stocks have lower price-to-book ratios -- calculated by
                                         dividing each company's current stock price by the book
                                         value per share of the company's equity -- than the S&P 500
                                         Index as a whole; they are generally considered "value"
                                         stocks. The Fund does not attempt to outperform the whole
                                         S&P 500 Index. Instead, its objective is to pursue better
                                         performance than the value-oriented portion of it, known as the S&P/BARRA Value Index.
                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE FOR THE
                                         COMING YEAR?
                                         For the last few years, the market has been heavily biased in favor of growth stocks, giving them a performance edge.
                                         But the longer-term historic pattern has been for growth and value stocks to cycle in and out of favor. After years of
                                         narrow focus by investors on growth stocks, we believe that the arguments for value investing have become more
                                         compelling. For example, when we compare such fundamental
                                         valuation measures as price-to-earnings(+++) and price-to-
                                         book ratios for the S&P/BARRA Value Index to the same
                                         measures for the S&P/BARRA Growth Index(#) we find a
                                         significant disparity in favor of value-oriented stocks.

                                         If history is any guide, investors will eventually return to value investing; value stocks such as those that the Fund
                                         holds would then be well-positioned for potential gains. In our view, this performance potential favors investing in the more reasonably valued issues that the S&P/BARRA Value Index represents.
                                         ++The Standard & Poor's 500 Composite Stock Price Index is
                                         an unmanaged index of 500 widely held common stocks. It is unavailable for investment.
                                         +++The price/earnings ratio gives investors an idea of how much they are paying for a company's earnings power.
                                         #The S&P/BARRA Growth Index is an unmanaged,
                                         market-capitalization-weighted index comprised of a subset of stocks of the S&P 500 Index with high price-to-book
                                         ratios relative to the S&P 500 Index as a whole. It is
                                         unavailable for investment.

Nations
Managed Value Index
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 2.8% Recreation

 3.0% Automobiles and Trucks

 3.1% Computer Related

 3.2% Media

 5.1% Insurance

 6.2% Electric Power

 6.9% Financial Services

 9.2% Oil - International

 9.7% Utilities - Telephone

12.9% Banking

37.9% Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP TEN HOLDINGS
                                                                            --------------------------------------------
                                                                              1  Exxon Corporation                  3.7%
                                                                            --------------------------------------------
                                                                              2  AT&T Corporation                   3.1%
                                                                            --------------------------------------------
                                                                              3  Citigroup Inc.                     3.0%
                                                                            --------------------------------------------
                                                                              4  Royal Dutch Petroleum Company      2.3%
                                                                            --------------------------------------------
                                                                              5  Time Warner Inc.                   1.8%
                                                                            --------------------------------------------
                                                                              6  Chase Manhattan Corporation        1.8%
                                                                            --------------------------------------------
                                                                              7  Bell Atlantic Corporation          1.7%
                                                                            --------------------------------------------
                                                                              8  BellSouth Corporation              1.6%
                                                                            --------------------------------------------
                                                                              9  Fannie Mae                         1.5%
                                                                            --------------------------------------------
                                                                             10  Hewlett-Packard Company            1.4%
                                                                            --------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

Nations
Managed Value Index
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A RETURN CHART]

                                                                                                         S&P/BARRA|VALUE
                                                                MANAGED|VALUE INDEX|$11,704               INDEX|$12,056
                                                                ---------------------------              ---------------
Nov. 24|1997                                                              10000.00                           10000.00
'1997'                                                                    10267.00                           10222.00
                                                                          11368.00                           11403.00
                                                                          11395.00                           11462.00
                                                                           9964.00                            9982.00
'1998'                                                                    11659.00                           11722.00
Mar. 31|1999                                                              11704.00                           12056.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                    Since Inception
                                                    (11/24/97 through
                                                    3/31/99)  12.39%

                                                    The chart to the left shows
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Managed
                                                    Value Index Fund from the
                                                    inception of the shareclass.
                                                    Figures for the S&P/BARRA
                                                    Value Index, an unmanaged,
                                                    market-
                                                    capitalization-weighted
                                                    index comprised of a subset
                                                    of the S&P 500 Index,
                                                    include reinvestment of
                                                    dividends. It is unavailable
                                                    for investment. The
                                                    performance of Primary A
                                                    Shares may vary based on the
                                                    differences in fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN(AS OF 3/31/99)

                                                                Primary A    Investor A
Inception Date                                                  11/24/97      11/24/97
-------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                3.06%        2.97%
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                                                  12.54%        12.39%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The performance shown includes the effect of fee waivers and expense reimbursements by the investment adviser, which have the effect of increasing total return.

Nations
Managed Index
Fund  Structured Products Management
      Team Commentary*

                                         In the following interview, the team shares its views on
                                         Nations Managed Index Fund's performance for the 12-month
                                         period ended March 31, 1999, and its outlook for the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the               Traditional index funds try to emulate the performance of a
Structured Products Management           benchmark index without taking into account the wide
Team of TradeStreet Investment           differences among the stocks that make it up. Nations
Associates, Inc., investment             Managed Index Fund differs from these "passive" funds by
sub-adviser to the Fund.                 adding an overlay of active professional management. This
INVESTMENT OBJECTIVE                     added dimension is designed to reduce exposure to the least
The Fund seeks, over the long-           attractive securities in the S&P 500 Index (the Index) and
term, to provide a total return          to carefully seek lower levels of portfolio risk. In this
that (gross of fees and expenses)        way, the Fund seeks increased performance potential relative
exceeds the total return of the          to the its benchmark, the S&P 500 Index, while retaining its
Standard & Poor's 500 Composite          core characteristics. Our carefully structured management
Stock Price Index (S&P 500               process has the further goal of reducing the risk of
Index).**                                underperforming the benchmark. In addition, we manage the
PERFORMANCE REVIEW                       Fund with shareholders' taxes in mind, keeping turnover low
For the 12-month period ended            in an effort to limit capital gains distributions.
March 31, 1999, Nations Managed          HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
Index Fund Investor A Shares             PREVAILED OVER THE PAST 12 MONTHS?
provided shareholders with a total       Nations Managed Index Fund (Investor A Shares) returned 15%,
return of 14.97%.***                     but lagged the S&P 500 Index which returned 18.46%. One
                                         aspect of the Fund's investment process is that we avoid
                                         having excessive exposure to securities we believe are
                                         expensive, or overvalued. Unfortunately, during the last
                                         year the market focused on those companies within the Index that were larger and had strong price momentum. Little
                                         emphasis was placed on the relative value of the stocks
                                         being bought. That factor more than any other led to the
                                         underperformance the Fund experienced compared to the Index.
                                         Having said that, the Fund outperformed its peer group, the
                                         Lipper Growth & Income Funds Universe(+), which returned
                                         5.47% for the period.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           ***The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

                           +Lipper Inc., is an independent mutual fund performance monitor. Funds in the Lipper Growth & Income Funds Average combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Managed Index
Fund  Structured Products Management
      Team Commentary continued...

                                         THE INVESTMENT OBJECTIVE STATES THAT THE FUND SEEKS, OVER
                                         THE LONG-TERM, TO PROVIDE A TOTAL RETURN THAT (GROSS OF FEES
                                         AND EXPENSES) EXCEEDS THE TOTAL RETURN OF THE S&P 500 INDEX.
                                         PLEASE ELABORATE.
                                         Our stock selection process is based on a straightforward
                                         approach that evaluates every stock in the S&P 500 Index.
                                         The purpose of this analysis is to identify and eliminate
                                         the least attractive securities and modestly emphasize the most attractive while keeping portfolio characteristics in line with the Index. While we seek to avoid the least
                                         promising securities, we do not eliminate a stock if it
                                         represents a major portion of the Index.
                                         For example, we would not eliminate stocks like Microsoft
                                         Corporation or General Electric Company because these stocks are such large components of the S&P 500 Index; in an effort to reduce benchmark risk, we would maintain some exposure in these stocks regardless of their performance. Conversely, we will not overweight a stock in the portfolio by more than 30 basis points of the benchmark index, with 100 basis points equaling 1.0%. Thus, if a stock represents .50% of the
                                         Index, the Fund's maximum position would be .80%.
                                         We also seek to minimize taxable capital gains distributions to shareholders, first by limiting portfolio turnover to no more than 25% per year. To further manage realized capital gains, the Fund employs the identified cost accounting
                                         method. Through this strategy, when we decide to cut back
                                         holdings of a particular stock, we first sell the shares
                                         with the highest tax cost basis, thus reducing the amount of capital gains that the Fund must recognize and distribute.

                                         Another technique that helps us manage capital gains
                                         distributions is called "tax-loss harvesting".(++) When we review the gains the Fund has realized by selling stocks
                                         profitably, the Fund may then choose to take losses in other portfolio securities. By offsetting gains against losses in this way, the amount of gain that must be paid out as a
                                         capital gains distribution is reduced, helping to reduce
                                         shareholders' potential tax liability.
                                         ++Tax-loss harvesting is a method whereby a mutual fund may, at times, sell portfolio securities in order to realize
                                         capital losses.

Nations
Managed Index
Fund  Structured Products Management
      Team Commentary continued...

                                   WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED UNFAVORABLE?(+++)
                                   The Fund's overweighted position in communication services, a strong sector last year, helped performance. The year's strongest performing sector was technology; while the
                                   Fund held a number of technology companies that performed well, it was underweighted in the sector due to the excessively high valuations we saw in many technology stocks. The
                                   Fund was also hurt by a slightly overweighted position in capital goods stocks.

                                   WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?
                                   We continue to be in a favorable market environment, benefiting from a near-ideal combination of low inflation, high company productivity and an efficient economy.
                                   Although we do not foresee a repetition of the exceptional results of the last few years, we still anticipate positive returns for equities of the kind the Fund holds, relative to other types of investments.
                                   +++Portfolio characteristics are subject to change and may not be representative of current characteristics.

Nations
Managed Index
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 3.3% Oil - International

 3.4% Retail - General

 3.5% Electrical Equipment

 3.8% Insurance

 5.4% Financial Services

 6.0% Computer Software

 6.3% Computer Related

 8.2% Banking

 8.6% Drugs

 8.6% Utilities - Telephone

42.9% Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP TEN HOLDINGS
                                                                            --------------------------------------------
                                                                              1  Microsoft Corporation              4.3%
                                                                            --------------------------------------------
                                                                              2  General Electric Company           3.5%
                                                                            --------------------------------------------
                                                                              3  Wal-Mart Stores, Inc.              2.0%
                                                                            --------------------------------------------
                                                                              4  Intel Corporation                  1.9%
                                                                            --------------------------------------------
                                                                              5  Merck & Company, Inc.              1.8%
                                                                            --------------------------------------------
                                                                              6  AT&T Corporation                   1.8%
                                                                            --------------------------------------------
                                                                              7  International Business Machines
                                                                                 Corporation                        1.7%
                                                                            --------------------------------------------
                                                                              8  Pfizer Inc.                        1.7%
                                                                            --------------------------------------------
                                                                              9  Cisco Systems, Inc.                1.7%
                                                                            --------------------------------------------
                                                                             10  MCI Worldcom, Inc.                 1.6%
                                                                            --------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

Nations
Managed Index
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A RETURN CHART]

                                                                                                     S&P 500|COMPOSITE|STOCK
                                                                   MANAGED|INDEX|$20,334               PRICE|INDEX|$21,035
                                                                   ---------------------             -----------------------
July 31|1996                                                               10000                              10000
                                                                           10744                              10786
'1996'                                                                     11695                              11684
                                                                           12013                              11998
                                                                           14049                              14094
                                                                           15231                              15148
'1997'                                                                     15578                              15583
                                                                           17686                              17756
                                                                           18221                              18342
                                                                           16277                              16517
'1998'                                                                     19681                              20035
Mar. 31|1999                                                               20334                              21035

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                    Since Inception
                                                    (7/31/96 through
                                                    3/31/99)              30.50%

                                                    The chart to the left shows
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Managed
                                                    Index Fund from the
                                                    inception of the shareclass.
                                                    Figures for the Standard &
                                                    Poor's 500 Composite Stock
                                                    Price Index, an unmanaged
                                                    index of 500 widely held
                                                    common stocks, include
                                                    reinvestment of dividends.
                                                    It is unavailable for
                                                    investment. The performance
                                                    of Primary A and Primary B
                                                    Shares may vary based on the
                                                    differences in fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                Primary A    Primary B    Investor A
Inception Date                                                  7/31/96      10/15/96      7/31/96
--------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                               15.25%       14.78%        14.97%
--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                                                  30.76%       30.34%        30.50%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

Nations
Managed SmallCap Value Index
Fund  Structured Products Management
      Team Commentary*

                                         In the following interview, the team shares its views on
                                         Nations Managed SmallCap Value Index Fund's performance for the 12-month period ended March 31, 1999, and its outlook
                                         for the future.
PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the               Traditional index funds try to emulate the performance of a
Structured Products Management           benchmark index without taking into account the wide
Team of TradeStreet Investment           differences among the stocks that make it up. Nations
Associates, Inc., investment             Managed SmallCap Value Index Fund differs from these
sub-adviser to the Fund.                 "passive" funds by adding an overlay of active professional
INVESTMENT OBJECTIVE                     management. This added dimension is designed to reduce
The Fund seeks, over the long-           exposure to the least attractive securities in the S&P/BARRA
term, to provide a total return          SmallCap Value Index (the Index). In this way, the Fund
that (gross of fees and expenses)        seeks increased performance potential relative to its
exceeds the total return of the          benchmark, the S&P/BARRA SmallCap Value Index, while
Standard & Poor's SmallCap               retaining the Index's core characteristics. In addition, we
600/BARRA Value Index (S&P/BARRA         manage the Fund with shareholders' taxes in mind, keeping
SmallCap Value Index)**                  turnover low in an effort to limit capital gains
PERFORMANCE REVIEW                       distributions.
For the 12-month period ended            HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
March 31, 1999, Nations Managed          PREVAILED OVER THE PAST 12 MONTHS?(+)
SmallCap Value Index Fund Investor       For the reporting period, the Fund (Investor A Shares)
A Shares provided a total return         returned -20.23%, outperforming the S&P/BARRA SmallCap Value
of -20.23%.***                           Index which returned -22.91%. The best performing sectors in the Fund were finance and transportation. Additionally,
                                         stock selection was very strong in the consumer cyclical and capital goods sectors. Areas that detracted from performance were technology and health-care.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The S&P/BARRA SmallCap Value Index is an unmanaged, market-capitalization-weighted index comprised of a subset of stocks of the S&P SmallCap 600 Index with low price-to-book ratios relative to the S&P SmallCap 600 Index as a whole. It is unavailable for investment.

                           ***The performance shown includes the effect of fee waivers and expense reimbursements by the investment adviser, which have the effect of increasing total return.

                           +Portfolio characteristics are subject to change and may not be representative of current characteristics.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           BECAUSE SMALL COMPANIES HAVE NARROWER MARKETS AND LIMITED
                           FINANCIAL RESOURCES AND THEIR STOCKS ARE NOT AS WIDELY TRADED
                           AS LARGE COMPANY STOCKS, THEIR SHARE PRICES WILL BE MORE
                           VOLATILE.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Managed SmallCap Value Index
Fund  Structured Products Management
      Team Commentary continued...

                                         THE INVESTMENT OBJECTIVE STATES THAT THE FUND SEEKS, OVER
                                         THE LONG-TERM, TO PROVIDE A TOTAL RETURN THAT (BEFORE FEES
                                         AND EXPENSES) EXCEEDS THE TOTAL RETURN OF THE S&P/BARRA
                                         SMALLCAP VALUE INDEX. PLEASE ELABORATE.
                                         The stocks that comprise the S&P/BARRA SmallCap Value Index are part of the broader Standard & Poor's SmallCap 600 Index
                                         (S&P SmallCap 600)(++). This subset of stocks has lower
                                         price-to-book ratios -- calculated by dividing each
                                         company's current stock price by the book value of the
                                         company's equity -- than the S&P SmallCap 600 as a whole;
                                         they are generally considered "value" stocks. The Fund does not attempt to outperform the whole S&P SmallCap 600.
                                         Instead, its aim is to outperform only a portion of
                                         it -- the value-oriented stocks of this small-capitalization index.

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE FOR THE
                                         COMING YEAR?
                                         The market has favored growth stocks almost exclusively
                                         during the last few years, giving them a decided performance edge over value stocks. But at some point such disparities typically reverse; over longer periods, investor interest
                                         has cycled between small-capitalization and
                                         large-capitalization stocks as well as between companies
                                         with growth and value characteristics.
                                         After years of narrow focus on large-capitalization growth stocks, we believe that the arguments for value investing in the small-capitalization sector have become more compelling than in the recent past. Small-capitalization value stocks should eventually produce the potential for above-average
                                         returns. Should that happen, the Fund is designed to seek
                                         performance superior to the returns of the S&P/BARRA
                                         SmallCap Value Index.
                                         ++The Standard & Poor's SmallCap 600 Index is an unmanaged, market-capitalization-weighted index consisting of 600
                                         common stocks. It is unavailable for investment.

Nations
Managed SmallCap Value Index
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 3.2% Building Materials

 3.4% Apparel and Textiles

 3.5% Oil and Gas

 3.8% Restaurants and Lodging

 4.0% Financial Services

 4.1% Construction

 4.7% Consumer Goods and Services

 4.9% Electronics

 5.7% Insurance

 5.7% Retail - Specialty

57.0% Other


PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP TEN HOLDINGS
                                                                            --------------------------------------------
                                                                              1  Commercial Federal Corporation     1.1%
                                                                            --------------------------------------------
                                                                              2  Fremont General Corporation        1.1%
                                                                            --------------------------------------------
                                                                              3  Zale Corporation                   1.0%
                                                                            --------------------------------------------
                                                                              4  AnnTaylor Stores Corporation       1.0%
                                                                            --------------------------------------------
                                                                              5  NAC Re Corporation                 0.9%
                                                                            --------------------------------------------
                                                                              6  La-Z-Boy Inc.                      0.9%
                                                                            --------------------------------------------
                                                                              7  AptarGroup Inc.                    0.9%
                                                                            --------------------------------------------
                                                                              8  Sierra Pacific Resources           0.9%
                                                                            --------------------------------------------
                                                                              9  D.R. Horton Inc.                   0.8%
                                                                            --------------------------------------------
                                                                             10  Southwest Gas Corporation          0.8%
                                                                            --------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

Nations
Managed SmallCap Value Index
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A RETURN CHART]

                                                                   MANAGED|SMALLCAP|VALUE            S&P/BARRA|SMALLCAP|VALUE
                                                                        INDEX|$9,158                       INDEX|$8,820
                                                                   ----------------------            ------------------------
Nov. 24|1997                                                               10000                              10000
'1997'                                                                     10410                              10291
                                                                           11479                              11460
                                                                           11239                              11021
                                                                            8983                               8630
'1998'                                                                     10086                               9755
Mar. 31|1999                                                                9158                               8820

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                    Since Inception
                                                    (11/24/97 through
                                                    3/31/99)              -6.32%

                                                    The chart to the left shows
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Managed
                                                    SmallCap Value Index Fund
                                                    from the inception of the
                                                    shareclass. Figures for the
                                                    S&P/BARRA SmallCap Value
                                                    Index, an unmanaged,
                                                  market-capitalization-weighted
                                                    index comprised of a subset
                                                    of the S&P SmallCap 600
                                                    Index, include reinvestment
                                                    of dividends. It is
                                                    unavailable for investment.
                                                    The performance of Primary A
                                                    Shares may vary based on the
                                                    differences in fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                  Primary A      Investor A
Inception Date                                                    11/24/97       11/24/97
-----------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                -20.11%         -20.23%
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                                                    -6.17%         -6.32%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The performance shown includes the effect of fee waivers and expense reimbursements by the investment adviser, which have the effect of increasing total return.

Nations
Managed SmallCap Index
Fund  Structured Products Management
      Team Commentary*

                                         In the following interview, the team shares its views on
                                         Nations Managed SmallCap Index Fund's performance for the
                                         12-month period ended March 31, 1999, and its outlook for
                                         the future.
PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the               Traditional index funds try to emulate the performance of a
Structured Products Management           benchmark index without taking into account the wide
Team of TradeStreet Investment           differences among the stocks that make it up. Nations
Associates, Inc., investment             Managed SmallCap Index Fund differs from these "passive"
sub-adviser to the Fund.                 funds by adding an overlay of active professional
INVESTMENT OBJECTIVE                     management. This added dimension is designed to reduce
The Fund seeks, over the long-           exposure to the least attractive securities in the S&P
term, to provide a total return          SmallCap 600 Index (the Index) and to carefully seek lower
that (gross of fees and expenses)        levels of portfolio risk. In this way, the Fund seeks
exceeds the total return of the          increased performance potential relative to its benchmark,
Standard & Poor's SmallCap 600           the S&P SmallCap 600 Index, while maintaining its core
Index (S&P SmallCap 600 Index)**         characteristics. In addition, we manage the Fund with
PERFORMANCE REVIEW                       shareholders' taxes in mind, employing various techniques
For the 12-month period ended            such as limiting portfolio turnover in an effort to limit
March 31, 1999, Nations Managed          capital gains distributions.
SmallCap Index Fund Investor A           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
Shares provided a total return of        PREVAILED OVER THE PAST 12 MONTHS?
-20.67%.***                              For the reporting period, the Fund (Investor A Shares)
                                         returned -20.67, slightly trailing the benchmark, the S&P
                                         SmallCap 600 Index, which returned -19.13%. One aspect of
                                         the Fund's investment process is that it avoids excessive
                                         exposure to stocks we believe are expensive, or overvalued.
                                         Unfortunately, during the last year, the market focused on the largest companies within the small-company universe.
                                         Little emphasis was placed on the relative value of the
                                         stocks being bought. That factor, more than any other, led to the performance the Fund experienced relative to the
                                         benchmark.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The Standard & Poor's SmallCap 600 Index is an unmanaged, market-capitalization-weighted index consisting of 600 common stocks. It is unavailable for investment.

                           ***The performance shown includes the effect of fee waivers and expense reimbursements by the investment adviser, which have the effect of increasing total return.
                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           BECAUSE SMALL COMPANIES HAVE NARROWER MARKETS AND LIMITED
                           FINANCIAL RESOURCES AND THEIR STOCKS ARE NOT AS WIDELY TRADED
                           AS LARGE COMPANY STOCKS, THEIR SHARE PRICES WILL BE MORE
                           VOLATILE.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Managed SmallCap Index
Fund  Structured Products Management
      Team Commentary continued...

                                         THE INVESTMENT OBJECTIVE STATES THAT THE FUND SEEKS, OVER
                                         THE LONG-TERM, TO PROVIDE A TOTAL RETURN THAT (GROSS OF FEES
                                         AND EXPENSES) EXCEEDS THE TOTAL RETURN OF THE S&P SMALLCAP
                                         600 INDEX. PLEASE ELABORATE.
                                         Our stock selection process is based on a straightforward
                                         approach that evaluates every stock in the S&P SmallCap 600
                                         Index. The purpose of this analysis is to identify and
                                         eliminate the least attractive securities and modestly
                                         emphasize the most attractive while keeping portfolio
                                         characteristics in line with the Index. While the Fund seeks to avoid the least promising securities, we do not eliminate a stock if it represents a major portion of the S&P SmallCap
                                         600 Index.
                                         We also seek to reduce taxable capital gains distributions to shareholders by limiting portfolio turnover to no more
                                         than 25% per year. To further manage capital gains, the Fund employs the identified cost accounting method. Through this strategy, when we decide to cut back holdings of a
                                         particular stock, we first sell the shares with the highest tax cost basis, thus reducing the amount of capital gains
                                         that the Fund must recognize and distribute.
                                         Another technique that helps manage capital gains
                                         distributions is called "tax-loss harvesting".(+) When we
                                         review the gains the Fund has realized by selling stocks at a profit, the Fund may then choose to take losses in other portfolio securities. By offsetting gains against losses in this way, we reduce the amount of gain that must be paid out as a capital gains distribution, helping to reduce
                                         shareholders' potential tax liability.

                                         WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED
                                         UNFAVORABLE?(++)
                                         Energy stocks were the poorest performing sector in the S&P
                                         SmallCap 600 Index during the twelve months ending March 31,
                                         1999. The Fund benefited from being underweighted in the
                                         sector, and the stocks it held performed somewhat better
                                         overall than those in the Index. The Fund's holdings in the transportation sector performed well but the Fund had
                                         difficulty in technology; although many technology stocks
                                         delivered strong returns, the Fund's underweighted position in the sector hurt performance. In the financial sector, the characteristics that the Fund focuses on were not rewarded.
                                         +Tax-loss harvesting is a method whereby a mutual fund may, at times, sell portfolio securities in order to realize
                                         capital losses.
                                         ++Portfolio characteristics are subject to change and may
                                         not be representative of current characteristics.

Nations
Managed SmallCap Index
Fund  Structured Products Management
      Team Commentary continued...

                                         WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?
                                         We are bullish on the small-capitalization market because
                                         current valuations do not seem to reflect the potential
                                         growth that we anticipate for many smaller companies. We are optimistic that the next twelve months could see renewed
                                         strength in small-capitalization stocks.

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 3.2% Machinery and Equipment

 3.2% Computer Related

 3.3% Medical Services

 4.0% Insurance

 4.3% Retail - Specialty

 4.4% Drugs

 4.5% Electronics

 4.7% Apparel and Textiles

 5.0% Banking

 5.7% Financial Services

57.7% Other


PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP TEN HOLDINGS
                                                                            --------------------------------------------
                                                                              1  VISX Inc.                          1.3%
                                                                            --------------------------------------------
                                                                              2  Medimmune Inc.                     1.1%
                                                                            --------------------------------------------
                                                                              3  Sanmina Corporation                1.0%
                                                                            --------------------------------------------
                                                                              4  Xylan Corporation                  0.9%
                                                                            --------------------------------------------
                                                                              5  Express Scripts Inc., Class A      0.8%
                                                                            --------------------------------------------
                                                                              6  Velassis Communications Inc.       0.7%
                                                                            --------------------------------------------
                                                                              7  Zale Corporation                   0.7%
                                                                            --------------------------------------------
                                                                              8  Acxiom Corporation                 0.7%
                                                                            --------------------------------------------
                                                                              9  American Management Systems        0.7%
                                                                            --------------------------------------------
                                                                             10  Mohawk Industries Inc.             0.7%
                                                                            --------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

Nations
Managed SmallCap Index
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A RETURN CHART]

                                                                                                         S&P|SMALLCAP|600
                                                               MANAGED|SMALLCAP|INDEX|$11,511             INDEX|$11,770
                                                               ------------------------------            ----------------
Oct. 15|1996                                                              10000.00                           10000.00
'1996'                                                                    10315.00                           10433.00
                                                                           9848.00                            9854.00
                                                                          11573.00                           11640.00
                                                                          13373.00                           13522.00
'1997'                                                                    13155.00                           13104.00
                                                                          14510.00                           14554.00
                                                                          14018.00                           13904.00
                                                                          11089.00                           10998.00
'1998'                                                                    12906.00                           12932.00
Mar. 31|1999                                                              11511.00                           11770.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                    Since Inception
                                                    (10/15/96 through
                                                    3/31/99)               5.90%

                                                    The chart to the left shows
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Managed
                                                    SmallCap Index Fund from the
                                                    inception of the shareclass.
                                                    Figures for the S&P SmallCap
                                                    600 Index, an unmanaged
                                                    index of 600 common stocks
                                                    that capture the economic
                                                    and industry characteristics
                                                    of small company stock
                                                    performance, include
                                                    reinvestment of dividends.
                                                    It is unavailable for
                                                    investment. The performance
                                                    of Primary A Shares may vary
                                                    based on the differences in
                                                    fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                  Primary A      Investor A
Inception Date                                                    10/15/96        10/15/96
-----------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                 -20.50%        -20.67%
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                                                     6.16%          5.90%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

NATIONS FUNDS
Nations Managed Value Index Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                            VALUE
SHARES                                                      (000)
------------------------------------------------------------------
         COMMON STOCKS -- 99.3%
         AEROSPACE AND DEFENSE -- 1.9%
1,200    Boeing Company.................................    $   41
  150    General Dynamics Corporation...................        10
  350    Lockheed Martin Corporation....................        13
  250    Northrop Grumman Corporation...................        15
  750    Raytheon Company, Class B......................        44
                                                            ------
                                                               123
                                                            ------
         APPAREL AND TEXTILES -- 0.7%
  250    Nike, Inc., Class B............................        14
  450    Russell Corporation............................         9
  150    Springs Industries Inc. .......................         4
  350    V.F. Corporation...............................        17
                                                            ------
                                                                44
                                                            ------
         AUTOMOBILE PARTS MANUFACTURERS -- 0.6%
  350    Cooper Tire & Rubber Company...................         6
  550    Dana Corporation...............................        22
  250    Goodyear Tire & Rubber Company.................        12
                                                            ------
                                                                40
                                                            ------
         AUTOMOBILES AND TRUCKS -- 3.0%
1,500    Ford Motor Company.............................        85
  850    General Motors Corporation.....................        74
  350    Navistar International Corporation++...........        14
  500    PACCAR, Inc. ..................................        21
                                                            ------
                                                               194
                                                            ------
         BANKING -- 13.0%
1,450    Banc One Corporation...........................        79
  850    Bank of New York Inc. .........................        31
  250    BankBoston Corporation.........................        11
  100    Bankers Trust N.Y. Corporation.................         9
  300    BB&T Corporation...............................        11
1,400    Chase Manhattan Corporation....................       113
3,000    Citigroup Inc. ................................       191
  150    Comerica Inc. .................................         9
  250    Fifth Third Bancorp............................        16
1,250    First Union Corporation........................        67
  900    Fleet Financial Group, Inc. ...................        34
  300    Golden West Financial Corporation..............        29
  250    Huntington Bancshares Inc. ....................         8
  150    J.P. Morgan & Company Inc. ....................        19
  850    KeyCorp........................................        26
  250    Mellon Bank Corporation........................        18
  150    Mercantile Bancorporation......................         7
  500    National City Corporation......................        33
  150    Northern Trust Corporation.....................        13
  300    PNC Bank Corporation...........................        17
  400    Regions Financial Corporation..................        14
  100    State Street Corporation.......................         8
  200    Summit Bancorp.................................         8
  500    SunTrust Banks, Inc. ..........................        31
  250    Wachovia Corporation...........................        20
                                                            ------
                                                               822
                                                            ------

------------------------------------------------------------------
                                                            VALUE
SHARES                                                      (000)
         BEVERAGES -- 0.5%
  300    Adolph Coors Company, Class B..................    $   16
  350    Seagram Company Ltd. ..........................        18
                                                            ------
                                                                34
                                                            ------
         CHEMICALS -- BASIC -- 2.6%
  550    Air Products & Chemicals Inc. .................        19
  300    B.F. Goodrich Company..........................        10
  200    Dow Chemical Company...........................        19
1,500    E.I. duPont de Nemours and Company.............        88
  250    FMC Corporation++..............................        12
  200    Mallinckrodt Group Inc. .......................         5
  150    PPG Industries, Inc. ..........................         8
  150    Praxair Inc. ..................................         5
                                                            ------
                                                               166
                                                            ------
         CHEMICALS -- DIVERSIFIED -- 0.5%
  750    Monsanto Company...............................        34
                                                            ------
         CHEMICALS -- SPECIALTY -- 0.3%
  150    Engelhard Corporation..........................         3
  400    Morton International Inc. .....................        14
                                                            ------
                                                                17
                                                            ------
         COMPUTER RELATED -- 3.1%
  350    3Com Corporation++.............................         8
  150    Apple Computer Inc.++..........................         5
2,200    Compaq Computer Corporation....................        70
1,350    Hewlett-Packard Company........................        92
  150    Honeywell Inc. ................................        11
  500    Seagate Technology Inc.++......................        15
                                                            ------
                                                               201
                                                            ------
         COMPUTER SERVICES -- 0.7%
  100    Computer Sciences Corporation++................         6
  750    Electronic Data Systems........................        36
                                                            ------
                                                                42
                                                            ------
         COMPUTER SOFTWARE -- 0.6%
  400    First Data Corporation.........................        17
  800    Novell Inc.++..................................        20
                                                            ------
                                                                37
                                                            ------
         CONGLOMERATE -- 0.5%
    1    Tyco International Ltd.++......................         0
  250    United Technologies Corporation................        34
                                                            ------
         CONSTRUCTION -- 1.0%
  400    Centex Corporation.............................        13
  400    Crane Company..................................        10
  400    Fluor Corporation..............................        11
  550    Masco Corporation..............................        15
  650    Pulte Corporation..............................        14
                                                            ------
                                                                63
                                                            ------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Value Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                            VALUE
SHARES                                                      (000)
------------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)
         CONTAINERS -- 0.6%
  450    Ball Corporation...............................    $   21
  250    Crown Cork & Seal Company, Inc. ...............         7
  500    Owens-Illinois, Inc. ..........................        13
                                                            ------
                                                                41
                                                            ------
         DIVERSIFIED -- 1.7%
  650    AlliedSignal Inc. .............................        32
  100    Eastern Enterprises............................         4
  700    Fortune Brands Inc. ...........................        27
  500    Minnesota Mining & Manufacturing Company.......        35
  150    Textron Inc. ..................................        12
                                                            ------
                                                               110
                                                            ------
         DRUGS -- 0.5%
  550    Pharmacia & Upjohn, Inc. ......................        34
                                                            ------
         ELECTRIC POWER -- 6.3%
  150    Ameren Corporation.............................         5
  150    American Electric Power Inc. ..................         6
1,050    Central & South West Corporation...............        25
  200    CINergy Corporation............................         6
  550    Consolidated Edison, Inc. .....................        25
  350    Dominion Resources, Inc. ......................        13
  300    DTE Energy Company.............................        12
  350    Duke Energy Corporation........................        19
1,000    Edison International...........................        22
  800    Entergy Corporation............................        22
  750    FirstEnergy Corporation........................        21
  300    FPL Group Inc. ................................        16
  650    GPU, Inc. .....................................        24
  950    Northern States Power Corporation..............        22
1,000    P G & E Corporation............................        31
  550    PECO Energy Company............................        25
  700    Public Service Enterprise Group................        27
  850    Reliant Energy Inc. ...........................        22
1,150    Southern Company...............................        27
  150    Texas Utilities Company........................         6
  650    Unicom Corporation.............................        24
                                                            ------
                                                               400
                                                            ------
         ELECTRICAL EQUIPMENT -- 0.4%
  500    Emerson Electric Company.......................        26
                                                            ------
         ELECTRONICS -- 2.0%
  150    AMP Inc. ......................................         8
  350    Applied Materials Inc.++.......................        22
  250    Harris Corporation.............................         7
  550    LSI Logic Corporation++........................        17
  750    Motorola, Inc. ................................        55
  300    National Semiconductor Corporation++...........         3
  450    Rockwell International Corporation.............        19
                                                            ------
                                                               131
                                                            ------
         ENVIRONMENTAL -- 0.5%
  350    Johnson Controls Inc. .........................        22
1,200    Laidlaw Inc. ..................................         7
                                                            ------
                                                                29
                                                            ------

------------------------------------------------------------------
                                                            VALUE
SHARES                                                      (000)
         EXPLORATION AND DRILLING -- 0.2%
  150    Burlington Resources Inc. .....................    $    6
  150    McDermott International Inc. ..................         4
                                                            ------
                                                                10
                                                            ------
         FINANCIAL SERVICES -- 6.9%
  500    American General Corporation...................        35
  850    Associates First Capital Corporation...........        38
  105    Bear Stearns Companies Inc. ...................         5
  100    Capital One Financial Corporation..............        15
  450    Countrywide Credit Industries, Inc. ...........        17
1,400    Fannie Mae.....................................        96
  450    Household International Inc. ..................        21
  500    Lehman Brothers Holdings Inc. .................        30
  250    Marsh & McLennan Companies Inc. ...............        19
  400    Merrill Lynch & Company Inc. ..................        35
  750    Morgan Stanley Dean Witter & Company...........        75
  300    Transamerica Corporation.......................        21
  800    Washington Mutual, Inc. .......................        33
                                                            ------
                                                               440
                                                            ------
         FOOD PRODUCERS -- 0.4%
1,650    Archer-Daniels-Midland Company.................        24
                                                            ------
         FOREST AND PAPER PRODUCTS -- 1.7%
  400    Boise Cascade Corporation......................        13
  250    Champion International Corporation.............        10
  150    Georgia-Pacific Corporation....................        11
  650    International Paper Company....................        28
  450    Louisiana Pacific Corporation..................         8
  100    Mead Corporation...............................         3
  150    Temple-Inland Inc. ............................         9
  500    Westvaco Corporation...........................        11
  250    Weyerhaeuser Company...........................        14
  100    Willamette Industries Inc. ....................         4
                                                            ------
                                                               111
                                                            ------
         FURNITURE AND APPLIANCES -- 0.3%
  350    Whirlpool Corporation..........................        19
                                                            ------
         INSURANCE -- 5.1%
  250    Aetna Life and Casualty Company................        21
1,250    Allstate Corporation...........................        47
  150    AON Corporation................................         9
  150    Chubb Corporation..............................         9
  300    CIGNA Corporation..............................        25
  200    Cincinnati Financial Corporation...............         7
  850    Conseco Inc. ..................................        26
  550    Hartford Financial Services Group, Inc. .......        32
  300    Jefferson-Pilot Corporation....................        20
  300    Lincoln National Corporation Ltd. .............        30
  150    Loews Corporation..............................        11
  450    MBIA Inc. .....................................        26
  300    MGIC Investment Corporation....................        11
  500    Provident Companies Inc. ......................        17
  150    SAFECO Corporation.............................         6
  170    St. Paul Companies Inc. .......................         5
  200    Torchmark Corporation..........................         6
  400    Unum Corporation...............................        19
                                                            ------
                                                               327
                                                            ------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Value Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                            VALUE
SHARES                                                      (000)
------------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)
         MACHINERY AND EQUIPMENT -- 1.2%
  300    Caterpillar Inc. ..............................    $   14
  200    Cooper Industries Inc. ........................         9
  100    Cummins Engine Company, Inc. ..................         4
  350    Foster Wheeler Corporation.....................         4
  250    Illinois Tool Works, Inc. .....................        15
  300    Ingersoll-Rand Company.........................        15
  100    Milacron Inc. .................................         2
  100    NACCO Industries Inc., Class A.................         7
  500    Thermo Electron Corporation++..................         7
  150    Timken Company.................................         2
                                                            ------
                                                                79
                                                            ------
         MEDIA -- 3.2%
  650    CBS Corporation++..............................        27
  250    Clear Channel Communications, Inc.++...........        17
  700    MediaOne Group, Inc. ..........................        44
1,650    Time Warner Inc. ..............................       117
                                                            ------
                                                               205
                                                            ------
         MEDICAL PRODUCTS AND SUPPLIES -- 0.1%
  100    Allergan, Inc. ................................         9
                                                            ------
         MEDICAL SERVICES -- 1.2%
  550    Columbia/HCA Healthcare Corporation............        10
1,450    HEALTHSOUTH Corporation++......................        15
  600    Humana Inc.++..................................        10
  750    Tenet Healthcare Corporation++.................        14
  550    United Healthcare Corporation..................        30
                                                            ------
                                                                79
                                                            ------
         METALS AND MINING -- 1.2%
  850    Alcan Aluminium Ltd. ..........................        23
  300    Alcoa Inc. ....................................        12
1,200    Barrick Gold Corporation.......................        20
  150    Inco Ltd. .....................................         2
  750    Niagara Mohawk Holdings Inc. ..................        10
  250    Reynolds Metals Company........................        12
                                                            ------
                                                                79
                                                            ------
         OFFICE EQUIPMENT -- 0.7%
  350    Ikon Office Solutions Inc. ....................         4
  800    Xerox Corporation..............................        43
                                                            ------
                                                                47
                                                            ------
         OIL -- DOMESTIC -- 1.2%
  150    Amerada Hess Corporation.......................         8
  300    Atlantic Richfield Company.....................        21
  600    Coastal Corporation............................        20
  250    Phillips Petroleum Company.....................        12
  150    Sunoco, Inc. ..................................         5
  150    Unocal Corporation.............................         6
  250    USX-Marathon Group Inc. .......................         7
                                                            ------
                                                                79
                                                            ------
         OIL -- INTERNATIONAL -- 9.1%
    1    BP Amoco plc, ADR..............................         0
  850    Chevron Corporation............................        75
3,350    Exxon Corporation..............................       236
1,050    Mobil Corporation..............................        92

------------------------------------------------------------------
                                                            VALUE
SHARES                                                      (000)
         OIL -- INTERNATIONAL -- (CONTINUED)
2,850    Royal Dutch Petroleum Company..................    $  148
  600    Texaco Inc. ...................................        34
                                                            ------
                                                               585
                                                            ------
         OIL AND GAS -- 0.3%
  350    Enron Corporation..............................        22
                                                            ------
         OIL FIELD SERVICES & EQUIPMENT -- 1.4%
  850    Baker Hughes Inc. .............................        21
  400    Halliburton Company............................        15
  600    Schlumberger Ltd. .............................        36
  900    Sempra Energy..................................        17
                                                            ------
                                                                89
                                                            ------
         PHOTO AND OPTICAL -- 0.3%
  250    Eastman Kodak Company..........................        16
                                                            ------
         PRINTING AND PUBLISHING -- 0.7%
  450    American Greetings Corporation, Class A........        11
  250    Gannett Company, Inc. .........................        16
  350    Knight-Ridder Inc. ............................        18
                                                            ------
                                                                45
                                                            ------
         RECREATION -- 2.8%
  400    Brunswick Corporation..........................         8
  700    Carnival Corporation...........................        34
  450    Harrah's Entertainment Inc.++..................         9
  225    Hasbro, Inc. ..................................         7
  150    Mattel, Inc. ..................................         4
  450    Viacom Inc., Class B...........................        38
2,650    Walt Disney Company............................        81
                                                            ------
                                                               181
                                                            ------
         RESTAURANTS AND LODGING -- 2.0%
  900    Cendant Corporation++..........................        14
  950    Darden Restaurants Inc. .......................        20
1,050    Hilton Hotels Corporation......................        15
1,700    McDonald's Corporation.........................        77
                                                            ------
                                                               126
                                                            ------
         RETAIL -- FOOD -- 0.6%
  200    Albertson's Inc. ..............................        11
  250    American Stores Company........................         8
  100    Great Atlantic & Pacific Tea Company, Inc. ....         3
  700    Supervalu Inc. ................................        15
                                                            ------
                                                                37
                                                            ------
         RETAIL -- GENERAL -- 2.2%
  150    Costco Companies Inc.++........................        14
  650    Dillards, Inc., Class A........................        16
  600    Federated Department Stores, Inc. .............        24
  250    J.C. Penney Company, Inc. .....................        10
2,100    K Mart Corporation++...........................        35
  300    May Department Stores Company..................        12
  350    Sears, Roebuck and Company.....................        16
  750    Toys R US Inc.++...............................        14
                                                            ------
                                                               141
                                                            ------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Value Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                           VALUE
SHARES                                                     (000)
-----------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)
         RETAIL -- SPECIALTY -- 1.0%
  100    Circuit City Stores - Circuit City Group......    $    8
  150    Fred Meyer, Inc.++............................         9
  150    Limited Inc. .................................         6
  150    Longs Drug Stores Corporation.................         5
  300    Lowe's Companies Inc. ........................        17
  150    Nordstrom Inc. ...............................         6
  500    Rite Aid Corporation..........................        13
                                                           ------
                                                               64
                                                           ------
         SEMICONDUCTORS -- 1.2%
  950    Advanced Micro Devices++......................        15
  200    Micron Technology Inc.++......................        10
  500    Texas Instruments Inc. .......................        49
                                                           ------
                                                               74
                                                           ------
         STEEL -- 0.1%
  400    Worthington Industries........................         5
                                                           ------
         TELECOMMUNICATIONS -- 0.1%
  250    Nextel Communications Inc. ...................         9
                                                           ------
         TOBACCO -- 0.4%
  900    RJR Nabisco Holdings Corporation..............        23
                                                           ------
         TRANSPORTATION -- 2.0%
  150    AMR Corporation++.............................         9
1,050    Burlington Northern Santa Fe Inc. ............        35
  150    CSX Corporation...............................         6
  500    Delta Air Lines, Inc. ........................        34
  150    FDX Corporation++.............................        14
  350    Norfolk Southern Corporation..................         9
  350    Union Pacific Corporation.....................        19
                                                           ------
                                                              126
                                                           ------
         TRUCKING AND SHIPPING -- 0.3%
  650    Ryder System Inc. ............................        18
                                                           ------
         UNIT INVESTMENT TRUST -- 0.3%
  153    Standard and Poor's Depositary Receipts.......        20
                                                           ------
         UTILITIES -- NATURAL GAS -- 0.3%
  100    Consolidated Natural Gas Company..............         5
  350    Williams Companies, Inc. .....................        14
                                                           ------
                                                               19
                                                           ------
         UTILITIES -- TELEPHONE -- 9.8%
  250    ALLTEL Corporation............................        16
2,500    AT&T Corporation..............................       199
2,100    Bell Atlantic Corporation.....................       108
2,550    BellSouth Corporation.........................       101
1,200    GTE Corporation...............................        73

-----------------------------------------------------------------
                                                           VALUE
SHARES                                                     (000)
         UTILITIES -- TELEPHONE -- (CONTINUED)
  500    Sprint Corporation (FON Group)................    $   49
  900    Sprint Corporation (PCS Group)................        40
  650    U.S. West Inc. ...............................        36
                                                           ------
                                                              622
                                                           ------
         TOTAL COMMON STOCKS
          (Cost $5,586)................................     6,352
                                                           ------

SHARES
(000)
-----
         INVESTMENT COMPANIES -- 0.1%
          (Cost $5)
    5    Nations Cash Reserves#..........................         5
                                                             ------
         TOTAL INVESTMENTS
          (Cost $5,591*)..........................   99.4%    6,357
                                                             ------
         OTHER ASSETS AND LIABILITIES (NET).......    0.6%
         Cash............................................    $    1
         Receivable for Fund shares sold.................         1
         Dividends receivable............................         9
         Receivable from investment advisor..............        18
         Prepaid expenses and other assets...............        45
         Payable for Fund shares redeemed................       (16)
         Administration fee payable......................        (1)
         Accrued Trustees' fees and expenses.............        (8)
         Accrued expenses and other liabilities..........       (10)
                                                             ------
         TOTAL OTHER ASSETS AND LIABILITIES (NET)........        39
                                                             ------
         NET ASSETS...............................  100.0%   $6,396
                                                             ======
         NET ASSETS CONSIST OF:
         Accumulated net realized gain on investments
          sold...........................................    $  334
         Net unrealized appreciation of investments......       766
         Paid-in capital.................................     5,296
                                                             ------
         NET ASSETS......................................    $6,396
                                                             ======
         PRIMARY A SHARES:
         Net asset value, offering and redemption price
          per share ($4,291,722/375,760 shares
          outstanding)...................................
                                                             $11.42
                                                             ======
         INVESTOR A SHARES:
         Net asset value, offering and redemption price
          per share ($2,104,399/184,005 shares
          outstanding)...................................
                                                             $11.44
                                                             ======

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $971 and gross depreciation of $277 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $5,663.

 ++ Non-income producing security.

++ Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- 99.2%
            AEROSPACE AND DEFENSE -- 1.1%
  75,200    Boeing Company...........................    $  2,566
  27,000    EG&G, Inc. ..............................         712
  15,000    General Dynamics Corporation.............         964
  27,200    Lockheed Martin Corporation..............       1,025
   9,400    Northrop Grumman Corporation.............         563
  23,500    Raytheon Company, Class B................       1,378
   8,400    TRW Inc. ................................         382
                                                         --------
                                                            7,590
                                                         --------
            APPAREL AND TEXTILES -- 0.5%
  47,400    Fruit of the Loom, Inc., Class A.........         492
   8,700    Liz Claiborne Inc. ......................         284
   3,500    National Service Industries, Inc. .......         119
  17,300    Russell Corporation......................         348
   2,200    Springs Industries Inc. .................          60
  43,300    V.F. Corporation.........................       2,043
                                                         --------
                                                            3,346
                                                         --------
            AUTOMOBILE PARTS MANUFACTURERS -- 0.4%
   8,000    AutoZone Inc.++..........................         243
  20,700    Cooper Tire & Rubber Company.............         380
  17,000    Dana Corporation.........................         646
   4,800    Eaton Corporation........................         343
  12,700    Genuine Parts Company....................         366
  11,300    Goodyear Tire & Rubber Company...........         563
                                                         --------
                                                            2,541
                                                         --------
            AUTOMOBILES AND TRUCKS -- 1.9%
 107,500    Ford Motor Company.......................       6,101
  48,600    General Motors Corporation...............       4,222
  16,700    ITT Industries, Inc. ....................         591
  47,000    Navistar International Corporation++.....       1,889
  18,700    PACCAR, Inc. ............................         770
                                                         --------
                                                           13,573
                                                         --------
            BANKING -- 8.1%
 107,500    Banc One Corporation.....................       5,919
  61,000    Bank of New York Inc. ...................       2,192
  20,900    BankBoston Corporation...................         905
   6,400    Bankers Trust N.Y. Corporation...........         565
  20,000    BB&T Corporation.........................         724
  75,100    Chase Manhattan Corporation..............       6,106
 155,900    Citigroup Inc. ..........................       9,957
  27,300    Comerica Inc. ...........................       1,705
  16,500    Fifth Third Bancorp......................       1,088
  81,300    First Union Corporation..................       4,344
  15,900    Firstar Corporation......................       1,423
  46,800    Fleet Financial Group, Inc. .............       1,761
  25,800    Golden West Financial Corporation........       2,464
  12,300    Huntington Bancshares Inc. ..............         381
  11,800    J.P. Morgan & Company Inc. ..............       1,456
  32,500    KeyCorp..................................         985
  18,200    Mellon Bank Corporation..................       1,281
  34,200    Mercantile Bancorporation................       1,625
  22,700    National City Corporation................       1,507
   8,000    Northern Trust Corporation...............         711
  26,200    PNC Bank Corporation.....................       1,456
  14,900    Regions Financial Corporation............         516
  11,300    State Street Corporation.................         929
  12,600    Summit Bancorp...........................         491
  14,200    SunTrust Banks, Inc. ....................         884
  71,700    U.S. Bancorp.............................       2,442

-----------------------------------------------------------------
                                                          VALUE
 SHARES                                                   (000)
            BANKING -- (CONTINUED)
  18,900    Wachovia Corporation.....................    $  1,534
  95,100    Wells Fargo Company......................       3,334
                                                         --------
                                                           58,685
                                                         --------
            BEVERAGES -- 2.4%
  18,400    Adolph Coors Company, Class B............         994
  33,500    Anheuser-Busch Companies, Inc. ..........       2,552
   5,000    Brown-Forman Corporation, Class B........         288
 153,000    Coca-Cola Company........................       9,391
  24,200    Coca-Cola Enterprises Inc. ..............         732
  78,400    PepsiCo, Inc. ...........................       3,072
                                                         --------
                                                           17,029
                                                         --------
            BUSINESS SERVICES -- 0.1%
  11,300    Paychex, Inc. ...........................         536
                                                         --------
            CHEMICALS -- BASIC -- 0.9%
  16,000    Air Products & Chemicals Inc. ...........         548
  26,700    B.F. Goodrich Company....................         916
  52,100    E.I. duPont de Nemours and Company.......       3,024
  12,700    FMC Corporation++........................         627
  20,000    Mallinckrodt Group Inc. .................         533
   3,600    Nalco Chemical Company...................          96
  11,700    Praxair Inc. ............................         422
  12,900    Rohm & Haas Company......................         433
                                                         --------
                                                            6,599
                                                         --------
            CHEMICALS -- DIVERSIFIED -- 0.2%
  23,900    Monsanto Company.........................       1,098
                                                         --------
            CHEMICALS -- SPECIALTY -- 0.1%
  22,900    Engelhard Corporation....................         388
  10,200    Great Lakes Chemical Corporation.........         375
  21,200    W.R. Grace & Company.....................         257
                                                         --------
                                                            1,020
                                                         --------
            COMPUTER RELATED -- 6.3%
  40,100    3Com Corporation++.......................         935
  41,600    Apple Computer Inc.++....................       1,495
   8,400    Ceridian Corporation++...................         307
 120,200    Compaq Computer Corporation..............       3,809
   3,200    Data General Corporation.................          32
 175,000    Dell Computer Corporation++..............       7,153
  34,200    EMC Corporation++........................       4,369
  24,600    Gateway 2000 Inc.++......................       1,687
  72,100    Hewlett-Packard Company..................       4,889
  11,000    Honeywell Inc. ..........................         834
  20,000    IMS Health Inc. .........................         663
  69,400    International Business Machines
             Corporation.............................      12,302
  60,700    Seagate Technology Inc.++................       1,794
  26,400    Sun Microsystems, Inc.++.................       3,298
  64,300    Unisys Corporation++.....................       1,780
                                                         --------
                                                           45,347
                                                         --------
            COMPUTER SERVICES -- 0.2%
  18,000    Automatic Data Processing Inc. ..........         745
  10,400    Computer Sciences Corporation++..........         574
                                                         --------
                                                            1,319
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            COMPUTER SOFTWARE -- 6.0%
  28,800    Adobe Systems Inc. ......................    $  1,634
  11,900    Autodesk, Inc. ..........................         481
  29,900    BMC Software, Inc.++.....................       1,108
  40,400    Computer Associates International
             Inc. ...................................       1,437
  67,800    Compuware Corporation++..................       1,619
  24,600    First Data Corporation...................       1,052
 343,000    Microsoft Corporation++ ++...............      30,742
  72,900    Novell Inc.++............................       1,836
 125,700    Oracle Systems Corporation++.............       3,315
                                                         --------
                                                           43,224
                                                         --------
            CONGLOMERATE -- 1.3%
  53,000    Tyco International Ltd. .................       3,803
  29,500    Unilever NV, ADR.........................       1,960
  24,700    United Technologies Corporation..........       3,345
                                                         --------
                                                            9,108
                                                         --------
            CONSTRUCTION -- 0.7%
   7,600    Armstrong World Industries, Inc. ........         343
  31,400    Centex Corporation.......................       1,048
  36,700    Crane Company............................         888
  13,800    Fluor Corporation........................         373
  31,700    Kaufman & Broad Home Corporation.........         715
  23,800    Masco Corporation........................         672
   3,400    Owens-Corning Fiberglass Corporation.....         108
  40,000    Pulte Corporation........................         833
   9,700    Sherwin-Williams Company.................         273
                                                         --------
                                                            5,253
                                                         --------
            CONTAINERS -- 0.2%
  19,900    Ball Corporation.........................         933
   9,100    Crown Cork & Seal Company, Inc. .........         260
   9,900    Owens-Illinois, Inc. ....................         248
                                                         --------
                                                            1,441
                                                         --------
            COSMETICS AND TOILETRIES -- 2.0%
   3,000    Alberto-Culver Company, Class B..........          70
  10,100    Colgate-Palmolive Company................         929
  60,000    Gillette Company.........................       3,566
  36,700    Kimberly-Clark Corporation...............       1,759
  80,600    Procter & Gamble Company.................       7,895
                                                         --------
                                                           14,219
                                                         --------
            DIVERSIFIED -- 0.5%
  39,000    AlliedSignal Inc. .......................       1,918
   9,600    Eastern Enterprises......................         349
  10,800    Fortune Brands Inc. .....................         418
  12,100    Tenneco Inc. ............................         338
  11,600    Textron Inc. ............................         898
                                                         --------
                                                            3,921
                                                         --------
            DRUGS -- 8.5%
  83,100    American Home Products Corporation.......       5,422
  57,600    Amgen Inc.++.............................       4,313
 135,600    Bristol-Myers Squibb Company.............       8,721
  75,800    Eli Lilly and Company....................       6,434
 163,100    Merck & Company, Inc. ...................      13,078
  86,400    Pfizer Inc. .............................      11,987
  34,200    Pharmacia & Upjohn, Inc. ................       2,133

-----------------------------------------------------------------
                                                          VALUE
 SHARES                                                   (000)
            DRUGS -- (CONTINUED)
 100,500    Schering-Plough Corporation..............    $  5,559
  57,800    Warner-Lambert Company...................       3,826
                                                         --------
                                                           61,473
                                                         --------
            ELECTRIC POWER -- 2.2%
  29,100    AES Corporation++........................       1,084
  10,200    Carolina Power & Light Company...........         386
  19,300    Central & South West Corporation.........         452
  20,900    CINergy Corporation......................         575
  23,300    Consolidated Edison, Inc. ...............       1,056
   7,800    Dominion Resources, Inc. ................         288
  12,700    DTE Energy Company.......................         488
  25,000    Duke Energy Corporation..................       1,366
  36,500    Edison International.....................         812
  31,300    Entergy Corporation......................         861
  14,200    FPL Group Inc. ..........................         756
   6,400    New Century Energies, Inc. ..............         218
  27,100    Northern States Power Corporation........         628
  36,400    P G & E Corporation......................       1,131
  18,200    PECO Energy Company......................         842
  22,600    PP&L Resources Inc. .....................         559
  18,200    Public Service Enterprise Group..........         695
  19,700    Reliant Energy Inc. .....................         513
  67,400    Southern Company.........................       1,571
  17,100    Texas Utilities Company..................         713
  18,900    Unicom Corporation.......................         691
                                                         --------
                                                           15,685
                                                         --------
            ELECTRICAL EQUIPMENT -- 3.5%
 224,100    General Electric Company.................      24,791
  11,000    Thomas & Betts Corporation...............         413
                                                         --------
                                                           25,204
                                                         --------
            ELECTRONICS -- 0.9%
  14,900    AMP Inc. ................................         800
  15,000    Applied Materials Inc.++.................         925
   5,800    Harris Corporation.......................         166
  42,400    Motorola, Inc. ..........................       3,106
  14,700    Rockwell International Corporation.......         624
  15,400    Solectron Corporation++..................         748
                                                         --------
                                                            6,369
                                                         --------
            ENVIRONMENTAL -- 0.4%
  20,900    Browning-Ferris Industries Inc. .........         806
  23,700    Johnson Controls Inc. ...................       1,478
  58,100    Laidlaw Inc. ............................         338
                                                         --------
                                                            2,622
                                                         --------
            EXPLORATION AND DRILLING -- 0.1%
  20,900    McDermott International Inc. ............         529
                                                         --------
            FINANCIAL SERVICES -- 5.4%
  31,200    American Express Company.................       3,666
  18,200    American General Corporation.............       1,283
  50,800    Associates First Capital Corporation.....       2,286
  22,970    Bear Stearns Companies Inc. .............       1,026
   4,400    Capital One Financial Corporation........         664
  27,500    Charles Schwab Corporation...............       2,643
  34,500    Countrywide Credit Industries, Inc. .....       1,294
  72,500    Fannie Mae...............................       5,021
  49,500    Freddie Mac..............................       2,828

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            FINANCIAL SERVICES -- (CONTINUED)
  32,500    Household International Inc. ............    $  1,483
  21,900    Lehman Brothers Holdings Inc. ...........       1,309
  25,800    Marsh & McLennan Companies Inc. .........       1,914
  80,500    MBNA Corporation.........................       1,922
  24,200    Merrill Lynch & Company Inc. ............       2,140
  47,400    Morgan Stanley Dean Witter & Company.....       4,737
   9,500    Providian Financial Corporation..........       1,045
  17,500    Synovus Financial Corporation............         358
  13,400    Transamerica Corporation.................         951
  53,800    Washington Mutual, Inc. .................       2,199
                                                         --------
                                                           38,769
                                                         --------
            FOOD PRODUCERS -- 0.8%
  20,000    Bestfoods................................         940
  34,000    ConAgra Inc. ............................         869
  11,100    General Mills Inc. ......................         839
  25,400    H.J. Heinz Company.......................       1,204
   7,900    Quaker Oats Company......................         494
  18,700    Ralston Purina Group.....................         499
  45,700    Sara Lee Corporation.....................       1,131
                                                         --------
                                                            5,976
                                                         --------
            FOREST AND PAPER PRODUCTS -- 0.5%
  28,800    Boise Cascade Corporation................         929
  17,100    Fort James Corporation...................         542
  11,600    Georgia-Pacific Corporation..............         861
  40,200    Louisiana Pacific Corporation............         749
   3,000    Temple-Inland Inc. ......................         188
   7,300    Weyerhaeuser Company.....................         405
                                                         --------
                                                            3,674
                                                         --------
            FURNITURE AND APPLIANCES -- 0.4%
  12,000    Black & Decker Corporation...............         665
  21,200    Maytag Corporation.......................       1,280
  19,600    Whirlpool Corporation....................       1,066
                                                         --------
                                                            3,011
                                                         --------
            HOUSEHOLD PRODUCTS -- 0.1%
   7,200    Clorox Company...........................         844
                                                         --------
            INSURANCE -- 3.8%
  10,700    Aetna Life and Casualty Company..........         888
  86,700    Allstate Corporation.....................       3,213
  79,100    American International Group, Inc. ......       9,541
  17,500    AON Corporation..........................       1,107
  14,600    CIGNA Corporation........................       1,224
  70,500    Conseco Inc. ............................       2,177
  16,900    Hartford Financial Services Group,
             Inc. ...................................         960
  17,800    Jefferson-Pilot Corporation..............       1,206
  24,900    Lincoln National Corporation Ltd. .......       2,462
  10,600    Loews Corporation........................         791
   9,200    MBIA Inc. ...............................         534
  26,700    MGIC Investment Corporation..............         936
   5,200    Progressive Corporation..................         746
  16,800    Provident Companies Inc. ................         581
  11,300    Torchmark Corporation....................         357
  10,300    Unum Corporation.........................         490
                                                         --------
                                                           27,213
                                                         --------

-----------------------------------------------------------------
                                                          VALUE
 SHARES                                                   (000)
            MACHINERY AND EQUIPMENT -- 1.3%
  22,800    Briggs & Stratton Corporation............    $  1,124
  12,000    Caterpillar Inc. ........................         551
  10,600    Cooper Industries Inc. ..................         452
   7,900    Cummins Engine Company, Inc. ............         281
  25,200    Deere & Company..........................         973
  22,300    Foster Wheeler Corporation...............         270
  19,300    Illinois Tool Works, Inc. ...............       1,194
  49,200    Ingersoll-Rand Company...................       2,443
  17,600    Milacron Inc. ...........................         277
   9,800    NACCO Industries Inc., Class A...........         726
  15,900    Parker Hannifin Corporation..............         545
  10,500    Thermo Electron Corporation++............         142
                                                         --------
                                                            8,978
                                                         --------
            MANUFACTURING -- 0.1%
   9,600    Danaher Corporation......................         502
                                                         --------
            MEDIA -- 1.4%
  47,700    CBS Corporation++........................       1,953
  15,200    Comcast Corporation, Class A.............         957
  22,600    MediaOne Group, Inc. ....................       1,435
  11,700    Omnicom Group............................         935
  62,500    Time Warner Inc. ........................       4,441
                                                         --------
                                                            9,721
                                                         --------
            MEDICAL PRODUCTS AND SUPPLIES -- 2.9%
  83,600    Abbott Laboratories......................       3,914
  21,300    Allergan, Inc. ..........................       1,872
   3,800    Bausch & Lomb Inc. ......................         247
  12,500    Baxter International Inc. ...............         825
   8,400    Becton Dickinson & Company...............         322
  14,200    Cardinal Health, Inc. ...................         937
  29,100    Guidant Corporation......................       1,761
  85,100    Johnson & Johnson........................       7,972
  33,900    Medtronic, Inc. .........................       2,432
  28,800    St. Jude Medical Inc.++..................         702
                                                         --------
                                                           20,984
                                                         --------
            MEDICAL SERVICES -- 0.9%
  45,500    Columbia/HCA Healthcare Corporation......         862
  10,900    HBO & Company, Inc. .....................         719
  17,600    HCR Manor Care, Inc.++...................         402
 109,100    HEALTHSOUTH Corporation++................       1,132
  62,600    Humana Inc.++............................       1,080
  23,900    Tenet Healthcare Corporation++...........         453
  30,200    United Healthcare Corporation............       1,588
                                                         --------
                                                            6,236
                                                         --------
            METALS AND MINING -- 0.4%
  15,300    Alcan Aluminium Ltd. ....................         395
  24,200    Alcoa Inc. ..............................         997
  24,500    Barrick Gold Corporation.................         418
  52,400    Placer Dome Inc. ........................         586
   4,800    Reynolds Metals Company..................         232
                                                         --------
                                                            2,628
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            NETWORKING EQUIPMENT AND PRODUCTS -- 1.8%
  13,400    Ascend Communications, Inc.++............    $  1,121
 109,300    Cisco Systems, Inc.++....................      11,976
                                                         --------
                                                           13,097
                                                         --------
            OFFICE EQUIPMENT -- 0.4%
   5,100    Moore Corporation Ltd. ..................          50
  11,800    Pitney Bowes, Inc. ......................         752
  44,800    Xerox Corporation........................       2,392
                                                         --------
                                                            3,194
                                                         --------
            OIL -- DOMESTIC -- 0.3%
   4,700    Ashland Inc. ............................         192
  13,700    Coastal Corporation......................         452
   5,500    Columbia Energy Group....................         287
  14,600    Sunoco, Inc. ............................         527
  16,400    USX-Marathon Group Inc. .................         451
                                                         --------
                                                            1,909
                                                         --------
            OIL -- INTERNATIONAL -- 3.3%
  36,100    Chevron Corporation......................       3,193
 145,700    Exxon Corporation........................      10,281
  37,000    Mobil Corporation........................       3,256
 114,700    Royal Dutch Petroleum Company............       5,964
  14,500    Texaco Inc. .............................         823
                                                         --------
                                                           23,517
                                                         --------
            OIL FIELD SERVICES & EQUIPMENT -- 0.0%+
  14,500    Sempra Energy............................         278
                                                         --------
            PHOTO AND OPTICAL -- 0.2%
  22,900    Eastman Kodak Company....................       1,463
                                                         --------
            PRINTING AND PUBLISHING -- 0.8%
  18,800    American Greetings Corporation, Class
             A.......................................         477
  25,900    Deluxe Corporation.......................         754
   5,000    Dun & Bradstreet Corporation.............         178
  21,400    Gannett Company, Inc. ...................       1,348
  28,500    Knight-Ridder Inc. ......................       1,425
  13,800    McGraw-Hill Companies, Inc. .............         752
   4,900    Meredith Corporation.....................         154
  22,100    New York Times Company, Class A..........         630
  10,300    R.R. Donnelley & Sons Company............         332
                                                         --------
                                                            6,050
                                                         --------
            PROFESSIONAL SERVICES -- 0.1%
   9,900    Interpublic Group Companies, Inc. .......         771
  17,600    Service Corporation International........         251
                                                         --------
                                                            1,022
                                                         --------
            RECREATION -- 1.4%
  22,600    Brunswick Corporation....................         431
  41,300    Carnival Corporation.....................       2,006
  30,600    Fleetwood Enterprises Inc. ..............         876
   9,100    Harrah's Entertainment Inc.++............         173
  10,800    Hasbro, Inc. ............................         313
  15,700    King World Productions Inc.++............         480

-----------------------------------------------------------------
                                                          VALUE
 SHARES                                                   (000)
            RECREATION -- (CONTINUED)
  30,200    Viacom Inc., Class B.....................    $  2,535
  96,300    Walt Disney Company......................       2,996
                                                         --------
                                                            9,810
                                                         --------
            RESTAURANTS AND LODGING -- 0.9%
  93,300    Cendant Corporation++....................       1,469
  43,700    Darden Restaurants Inc. .................         901
  82,400    McDonald's Corporation...................       3,735
   8,500    Tricon Global Restaurants Inc. ..........         597
                                                         --------
                                                            6,702
                                                         --------
            RETAIL -- FOOD -- 0.7%
  17,400    Albertson's Inc. ........................         945
  17,100    American Stores Company..................         564
  22,100    Kroger Company++.........................       1,323
  33,900    Safeway, Inc.++..........................       1,740
  36,400    Supervalu Inc. ..........................         751
                                                         --------
                                                            5,323
                                                         --------
            RETAIL -- GENERAL -- 3.4%
   6,500    Consolidated Stores Corporation++........         197
  12,000    Costco Companies Inc.++..................       1,099
  35,400    Dayton Hudson Corporation................       2,358
  37,200    Dillards, Inc., Class A..................         944
  41,700    Federated Department Stores, Inc. .......       1,673
   1,600    J.C. Penney Company, Inc. ...............          65
  61,900    K Mart Corporation++.....................       1,041
  12,000    May Department Stores Company............         470
  27,300    Sears, Roebuck and Company...............       1,234
  36,200    Toys R US Inc.++.........................         681
 155,400    Wal-Mart Stores, Inc. ...................      14,325
                                                         --------
                                                           24,087
                                                         --------
            RETAIL -- SPECIALTY -- 2.9%
   7,100    Circuit City Stores -- Circuit City
             Group...................................         544
  26,600    CVS Corporation..........................       1,264
  10,900    Fred Meyer, Inc.++.......................         642
  43,600    Gap Inc. ................................       2,935
 103,200    Home Depot Inc. .........................       6,423
  22,400    Limited Inc. ............................         888
  12,500    Longs Drug Stores Corporation............         380
  26,300    Lowe's Companies Inc. ...................       1,591
  10,200    Nordstrom Inc. ..........................         417
  22,800    Rite Aid Corporation.....................         570
  31,900    Staples Inc.++...........................       1,049
   8,300    Tandy Corporation........................         530
  58,000    TJX Companies Inc. ......................       1,972
  44,300    Walgreen Company.........................       1,251
                                                         --------
                                                           20,456
                                                         --------
            SEMICONDUCTORS -- 2.4%
  45,800    Advanced Micro Devices++.................         710
 114,800    Intel Corporation........................      13,646
  27,300    Texas Instruments Inc. ..................       2,710
                                                         --------
                                                           17,066
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            STEEL -- 0.0%+
  13,100    Allegheny Teledyne Inc. .................    $    248
   6,300    Worthington Industries...................          74
                                                         --------
                                                              322
                                                         --------
            TELECOMMUNICATIONS -- 3.2%
  62,600    America Online Inc. .....................       9,140
   8,400    General Instruments Corporation..........         255
  88,400    Lucent Technologies, Inc. ...............       9,524
  46,300    Northern Telecommunications Ltd. ........       2,876
  12,600    Tellabs, Inc.++..........................       1,232
                                                         --------
                                                           23,027
                                                         --------
            TOBACCO -- 0.8%
 153,000    Philip Morris Companies Inc. ............       5,383
  22,300    RJR Nabisco Holdings Corporation.........         558
                                                         --------
                                                            5,941
                                                         --------
            TRANSPORTATION -- 1.1%
  15,100    AMR Corporation++........................         884
  69,600    Burlington Northern Santa Fe Inc. .......       2,288
  20,400    Delta Air Lines, Inc. ...................       1,418
  12,600    FDX Corporation++........................       1,169
  39,400    Southwest Airlines Company...............       1,192
  13,900    Union Pacific Corporation................         743
   6,200    US Airways Group Inc. ...................         303
                                                         --------
                                                            7,997
                                                         --------
            TRUCKING AND SHIPPING -- 0.1%
  19,600    Ryder System Inc. .......................         541
                                                         --------
            UTILITIES -- NATURAL GAS -- 0.1%
  12,700    Baltimore Gas and Electric...............         322
   6,700    Consolidated Natural Gas Company.........         326
   3,300    NICOR Inc. ..............................         119
                                                         --------
                                                              767
                                                         --------
            UTILITIES -- TELEPHONE -- 8.5%
  40,200    AirTouch Communications, Inc. ...........       3,884
  19,400    ALLTEL Corporation.......................       1,210
  78,200    Ameritech Corporation....................       4,526
 158,490    AT&T Corporation.........................      12,648
 107,900    Bell Atlantic Corporation................       5,577
 143,000    BellSouth Corporation....................       5,729
  69,100    GTE Corporation..........................       4,181
 127,500    MCI Worldcom, Inc.++.....................      11,292
 134,000    SBC Communications Inc. .................       6,315

-----------------------------------------------------------------
                                                          VALUE
 SHARES                                                   (000)
            UTILITIES -- TELEPHONE -- (CONTINUED)
  29,300    Sprint Corporation (FON Group)...........    $  2,875
  31,000    Sprint Corporation (PCS Group)...........       1,374
  35,400    U.S. West Inc. ..........................       1,949
                                                         --------
                                                           61,560
                                                         --------
            WASTE MANAGEMENT -- 0.3%
  40,600    Waste Management Inc. ...................       1,802
                                                         --------
            TOTAL COMMON STOCKS
             (Cost $483,678).........................     712,198
                                                         --------

PRINCIPAL
 AMOUNT
  (000)
--------
            U.S. TREASURY OBLIGATIONS -- 0.1%
             (Cost $396)
            U.S. TREASURY BILLS -- 0.1%
$    400    4.110%** 06/24/99++......................         396
                                                         --------

SHARES
 (000)
 ------
            INVESTMENT COMPANIES -- 3.1%
             (Cost $21,877)
 21,877     Nations Cash Reserves#..............  21,877
                                                  -----
            TOTAL INVESTMENTS
            (Cost $505,951*)....................  102.4%    734,471
                                                           --------
            OTHER ASSETS AND                       (2.4)%
             LIABILITIES (NET)..................
            Cash.......................................    $      1
            Receivable for Fund shares sold............         244
            Dividends receivable.......................         782
            Interest receivable........................          22
            Unamortized organization costs.............           5
            Prepaid expenses...........................           8
            Collateral on securities loaned............     (17,162)
            Variation margin...........................         (84)
            Payable for Fund shares redeemed...........        (846)
            Investment advisory fee payable............         (88)
            Administration fee payable.................        (114)
            Shareholder servicing and distribution
             fees payable..............................         (12)
            Accrued Trustees' fees and expenses........         (10)
            Accrued expenses and other liabilities.....        (143)
                                                           --------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET).........................     (17,397)
                                                           --------
            NET ASSETS..........................  100.0%   $717,074
                                                           ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                            VALUE
                                                            (000)
-------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on
             investments sold and futures contracts....    $ (2,566)
            Net unrealized appreciation of investments
             and futures contracts.....................     228,442
            Paid-in capital............................     491,198
                                                           --------
            NET ASSETS.................................    $717,074
                                                           ========
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($665,630,750/34,330,242
             shares outstanding).......................      $19.39
                                                             ------
                                                             ------
            PRIMARY B SHARES:
            Net asset value, offering and redemption
             price per share ($4,118/213 shares
             outstanding)..............................      $19.38
                                                             ------
                                                             ------
            INVESTOR A SHARES:
            Net asset value, offering and redemption
             price per share ($51,438,659/2,652,883
             shares outstanding).......................      $19.39
                                                             ------
                                                             ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $243,569 and gross depreciation of $16,542 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $507,444.

 ** Rate represents annualized yield at date of purchase.

 ++ Non-income producing security.

 ++ Security segregated as collateral for futures contracts.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $17,162.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Value Index Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                            VALUE
SHARES                                                      (000)
------------------------------------------------------------------
         COMMON STOCKS -- 101.9%
         ADVERTISING AND MARKETING SERVICES -- 0.1%
   950   Cyrk, Inc. ....................................    $    7
                                                            ------
         APPAREL AND TEXTILES -- 3.5%
   900   Brown Group Inc. ..............................        12
 1,450   Cone Mills Corporation.........................         7
 1,300   Delta Woodside Industries Inc. ................         6
 1,000   Footstar Inc. .................................        31
   700   Galey & Lord, Inc. ............................         3
 1,100   Guilford Mills Inc. ...........................        10
   500   Haggar Corporation.............................         5
 1,800   Hartmarx Corporation++.........................         9
   950   J. Baker Inc. .................................         4
   700   K-Swiss Inc. ..................................        18
   400   Oxford Industries Inc. ........................        10
 1,250   Phillips-Van Heusen Corporation................         9
 2,100   Stride Rite Corporation........................        25
   400   Timberland Company, Class A++..................        25
                                                            ------
                                                               174
                                                            ------
         AUTOMOBILE PARTS MANUFACTURERS -- 1.9%
   256   Borg-Warner Automotive, Inc. ..................        12
 1,250   Intermet Corporation...........................        17
   900   Myers Industries Inc. .........................        18
   400   Simpson Industries.............................         4
   300   Spartan Motors Inc. ...........................         2
   650   Standard Motor Products, Inc. .................        13
   400   Standard Products Company......................         7
 1,250   TBC Corporation++..............................         8
   950   Titan International Inc. ......................         7
   400   Wynn's International Inc. .....................         7
                                                            ------
                                                                95
                                                            ------
         AUTOMOBILES AND TRUCKS -- 0.1%
   750   Walbro Corporation++...........................         7
                                                            ------
         BANKING -- 3.2%
   600   BankNorth Group Inc. ..........................        17
   700   Carolina First Corporation.....................        15
 1,350   Downey Financial Corporation...................        25
 1,200   MAF Bancorp Inc. ..............................        27
 1,400   Provident Bankshares Corporation...............        36
 1,350   Silicon Valley Bancshares++....................        28
   650   Susquehanna Bancshares Inc. ...................        12
                                                            ------
                                                               160
                                                            ------
         BEVERAGES -- 0.8%
   750   Canandaigua Brands Inc., Class A++.............        38
                                                            ------
         BUILDING MATERIALS -- 3.3%
   850   Building Materials Holding Corporation++.......         9
   150   Butler Manufacturing Company...................         4
   900   Champion Enterprises Inc.++....................        17
   500   Florida Rock Industries........................        17
 1,100   Hughes Supply Inc. ............................        24
   800   Insteel Industries, Inc. ......................         5
   600   Lone Star Industries...........................        19
   350   Skyline Corporation............................        10
   700   Texas Industries Inc. .........................        17
 1,150   Universal Forest Products......................        23
 1,200   Watsco Inc. ...................................        18
                                                            ------
                                                               163
                                                            ------
         BUSINESS SERVICES -- 0.3%
 1,150   CustomTracks Corporation++.....................        17
                                                            ------

------------------------------------------------------------------
                                                            VALUE
SHARES                                                      (000)
         CHEMICALS -- BASIC -- 0.3%
   650   Cambrex Corporation............................    $   14
                                                            ------
         CHEMICALS -- SPECIALTY -- 1.6%
   350   Chemed Corporation.............................         9
   800   ChemFirst Inc. ................................        19
 1,050   Hauser Inc.++..................................         3
   550   McWhorter Technologies Inc. ...................         7
   950   OM Group, Inc. ................................        31
   450   Penford Corporation............................         7
   750   TETRA Technologies Inc. .......................         5
                                                            ------
                                                                81
                                                            ------
         COMMERCIAL SERVICES -- 0.8%
   650   Insurance Auto Auctions Inc. ..................         8
 2,300   Interim Services Inc.++........................        34
                                                            ------
                                                                42
                                                            ------
         COMPUTER RELATED -- 1.1%
   650   BancTec Inc. ..................................         8
 1,700   Exabyte Corporation............................         8
   850   Hutchinson Technology, Inc.++..................        21
 1,350   Standard Microsystems Corporation..............        11
   650   Wall Data Inc. ................................         9
                                                            ------
                                                                57
                                                            ------
         COMPUTER SERVICES -- 0.9%
 1,100   Gerber Scientific Inc. ........................        22
 1,000   Primark Corporation++..........................        21
                                                            ------
                                                                43
                                                            ------
         CONSTRUCTION -- 4.2%
 2,600   D.R. Horton Inc. ..............................        43
   650   Insituform Technologies Inc., Class A..........        11
 1,000   M.D.C. Holdings, Inc. .........................        14
 2,650   Morrison Knudsen Corporation...................        26
   850   Ryland Group Inc. .............................        22
   900   Southern Energy Homes Inc.++...................         5
 1,250   Standard Pacific Corporation...................        16
   250   Stone & Webster Inc. ..........................         6
   850   TJ International Inc. .........................        21
 1,300   Toll Brothers Inc.++...........................        24
   650   U.S. Home Corporation++........................        21
                                                            ------
                                                               209
                                                            ------
         CONSUMER GOODS AND SERVICES -- 4.8%
   450   Angelica Corporation...........................         6
 2,450   Fedders Corporation............................        12
   300   Gibson Greetings Inc.++........................         2
   850   Harman International Industries................        31
 1,700   Kaman Corporation..............................        22
 1,050   Kellwood Company...............................        23
 2,300   La-Z-Boy Inc. .................................        44
 1,750   Oakwood Homes Corporation......................        25
   900   Richfood Holdings Inc. ........................        19
   950   Royal Appliance Manufacturing Company++........         4
 1,350   Smithfield Foods Inc.++........................        31
   500   Swiss Army Brands, Inc.++......................         5
   900   Thomas Industries Inc. ........................        17
                                                            ------
                                                               241
                                                            ------
         CONTAINERS -- 0.9%
 1,700   AptarGroup Inc. ...............................        44
                                                            ------
         DISTRIBUTION AND WHOLESALE -- 0.1%
   200   Lawson Products................................         4
                                                            ------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Value Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                            VALUE
SHARES                                                      (000)
------------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)
         DIVERSIFIED -- 1.4%
 1,550   Justin Industries Inc. ........................    $   17
 1,250   Sierra Pacific Resources.......................        44
   400   Standex International Corporation..............         9
                                                            ------
                                                                70
                                                            ------
         DRUGS -- 2.4%
   950   Alpharma Inc., Class A.........................        37
   800   Bindley Western Industries.....................        23
 1,600   Regeneron Pharmaceuticals, Inc. ...............        11
 1,350   Roberts Pharmaceutical Corporation.............        28
   800   Syncor International Corporation...............        22
                                                            ------
                                                               121
                                                            ------
         ELECTRIC POWER -- 2.7%
   450   Bangor Hydro-Electric Company..................         6
   250   Central Vermont Public Services................         3
   650   CILCORP Inc. ..................................        38
   900   Commonwealth Energy System Companies...........        35
   700   Eastern Utilities Association..................        20
   100   Green Mountain Power Corporation...............         1
   500   TNP Enterprises Inc. ..........................        14
   450   United Illuminating Company....................        19
                                                            ------
                                                               136
                                                            ------
         ELECTRICAL EQUIPMENT -- 0.8%
 1,020   Intermagnetics General Corporation++...........         8
 1,850   KEMET Corporation++............................        22
   350   Park Electrochemical Corporation...............         8
                                                            ------
                                                                38
                                                            ------
         ELECTRONICS -- 5.1%
   300   Analogic Corporation...........................        10
   550   Bell Industries, Inc.++........................         6
   400   Benchmark Electronics Inc.++...................        12
 1,650   Checkpoint Systems Inc.++......................        14
   250   CTS Corporation................................        12
   850   Dallas Semiconductor Corporation...............        34
   500   Electro Scientific Industries, Inc. ...........        23
   400   Etec Systems, Inc. ............................        12
   400   Hadco Corporation..............................        13
   500   Itron Inc. ....................................         5
 1,500   Kent Electronics Corporation++.................        15
   650   Kulicke & Soffa Industries Inc.++..............        16
   750   Methode Electronics Inc. ......................         8
   800   Oak Industries Inc.++..........................        25
 1,500   Pioneer Standard Electronics...................        10
   650   Speedfam International Inc. ...................         8
 1,500   VLSI Technology Inc. ..........................        29
                                                            ------
                                                               252
                                                            ------
         ENERGY -- 0.9%
 1,100   Barrett Resources Corporation++................        27
 1,600   Dames & Moore Group, Inc. .....................        18
                                                            ------
                                                                45
                                                            ------
         ENTERTAINMENT -- 0.3%
   429   MGM Grand, Inc. ...............................        14
                                                            ------
         ENVIRONMENTAL -- 1.3%
   300   American States Water Company..................         7
 1,000   Clarcor Inc. ..................................        17
 1,350   IMCO Recycling Inc. ...........................        17
   700   Ionics Inc.++..................................        22
                                                            ------
                                                                63
                                                            ------
         EXPLORATION AND DRILLING -- 1.4%
 1,500   Energen Corporation............................        23
   500   Northwest Natural Gas Company..................        11

------------------------------------------------------------------
                                                            VALUE
SHARES                                                      (000)
 2,350   Santa Fe Energy Resources, Inc. ...............    $   17
   700   Snyder Oil Corporation.........................        10
 1,250   Southwestern Energy Company....................         9
                                                            ------
                                                                70
                                                            ------
         FINANCIAL SERVICES -- 4.1%
 1,700   AMRESCO Inc. ..................................        13
 2,400   Commercial Federal Corporation.................        56
   600   Dain Rauscher Corporation......................        20
 1,700   Enhance Financial Services Group Inc. .........        39
   350   JSB Financial Inc. ............................        18
   700   Raymond James Financial, Inc. .................        14
 1,150   Riggs National Corporation.....................        19
 1,250   St. Paul Bancorp Inc. .........................        27
                                                            ------
                                                               206
                                                            ------
         FOOD PRODUCERS -- 1.9%
 2,550   Chiquita Brands International Inc. ............        26
 1,300   Corn Products International Inc. ..............        31
   750   J & J Snack Foods Corporation++................        15
 1,250   Ralcorp Holdings, Inc. ........................        24
                                                            ------
                                                                96
                                                            ------
         FOREST AND PAPER PRODUCTS -- 0.0%+
   250   Pope & Talbot Inc. ............................         2
                                                            ------
         FURNITURE AND APPLIANCES -- 1.4%
   700   Bassett Furniture Industries, Inc. ............        15
 3,100   Interface Inc. ................................        31
 1,000   Juno Lighting Inc. ............................        22
                                                            ------
                                                                68
                                                            ------
         GAS AND ELECTRIC -- 1.0%
   850   Central Hudson Gas & Electric..................        31
   350   Orange & Rockland Utilities Inc. ..............        20
                                                            ------
                                                                51
                                                            ------
         HOUSEHOLD PRODUCTS -- 0.1%
   150   National Presto Industries, Inc. ..............         5
                                                            ------
         INDUSTRIAL -- BASIC -- 0.3%
   700   Geon Company...................................        16
                                                            ------
         INSURANCE -- 6.0%
 1,250   Capital Re Corporation.........................        22
   250   CompDent Corporation...........................         3
   918   Delphi Financial Group Inc., Class A...........        31
   500   Executive Risk Inc. ...........................        36
 2,900   Fremont General Corporation....................        55
 1,600   Frontier Insurance Group Inc. .................        19
   850   NAC Re Corporation.............................        46
 1,000   Orion Capital Corporation......................        31
   900   Selective Insurance Group......................        16
 1,550   Sierra Health Services, Inc.++.................        20
   450   Trenwick Group Inc. ...........................        13
                                                            ------
                                                               292
                                                            ------
         MACHINERY AND EQUIPMENT -- 0.8%
   950   Applied Industrial Technologies, Inc. .........        11
   200   CPI Corporation................................         4
 2,300   Paxar Corporation++............................        17
   450   Robbins & Myers, Inc. .........................         8
                                                            ------
                                                                40
                                                            ------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Value Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                            VALUE
SHARES                                                      (000)
------------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)
         MANUFACTURING -- 1.9%
 1,400   A. O. Smith Corporation........................    $   27
   800   Belden Inc. ...................................        14
   850   Cross (A.T.) Company...........................         6
   750   Dixie Group Inc. ..............................         5
 1,050   Griffon Corporation............................         7
   500   Integrated Circuit Systems Inc.++..............         9
 1,700   O'Sullivan Corporation.........................        14
 1,000   Vicor Corporation++............................        13
                                                            ------
                                                                95
                                                            ------
         MEDICAL PRODUCTS AND SUPPLIES -- 2.8%
   300   Datascope Corporation++........................         8
   600   Diagnostic Products Corporation................        15
   600   Hologic, Inc.++................................         5
 1,000   Maxxim Medical, Inc. ..........................        19
   358   Priority Healthcare Corporation................        16
   600   SpaceLabs Medical Inc. ........................        10
 1,800   Summit Technology Inc.++.......................        20
 1,550   Sunrise Medical Inc.++.........................        10
 1,000   Vertex Pharmaceuticals Inc.++..................        24
   750   Vital Signs Inc. ..............................        14
                                                            ------
                                                               141
                                                            ------
         MEDICAL SERVICES -- 1.7%
 1,400   American Oncology Resources, Inc.++............        13
 1,150   Coherent Inc.++................................        15
 1,550   Genesis Health Ventures, Inc.++................         8
 1,950   Integrated Health Services Inc.++..............        11
   850   NCS Healthcare Inc., Class A...................        10
 3,100   PhyCor Inc.++..................................        14
   850   Protein Design Labs Inc. ......................        13
                                                            ------
                                                                84
                                                            ------
         METALS AND MINING -- 3.0%
   800   Amcast Industrial Corporation..................        13
 1,450   AMCOL International Corporation................        15
   350   Brush Wellman Inc. ............................         5
   450   Coeur D'alene Mines Corporation++..............         2
   900   Commercial Metals Company......................        18
   350   Commonwealth Industries, Inc. .................         3
   850   Getchell Gold Corporation......................        22
   900   Material Sciences Corporation++................         6
   600   Quanex Corporation.............................         9
   700   Reliance Steel & Aluminum Company..............        20
   950   RTI International Metals, Inc.++...............         9
   950   Steel Technologies Inc. .......................         7
   900   WHX Corporation................................         7
   600   Wolverine Tube Inc. ...........................        13
                                                            ------
                                                               149
                                                            ------
         OFFICE EQUIPMENT -- 1.0%
   950   Brady Corporation..............................        20
 1,800   John H. Harland Company........................        23
   600   Nashua Corporation++...........................         7
                                                            ------
                                                                50
                                                            ------
         OIL AND GAS -- 3.6%
   550   Daniel Industries..............................         8
 1,050   Devon Energy Corporation.......................        30
 2,300   Input/Output, Inc.++...........................        15
   400   New Jersey Resources Corporation...............        14
 1,450   Oceaneering International Inc. ................        22
 1,000   Pool Energy Services Company...................        15
 2,350   Pride International Inc. ......................        19
 1,450   Seitel Inc.++..................................        20
 1,900   Vintage Petroleum Inc. ........................        17
   950   Wicor Inc. ....................................        19
                                                            ------
                                                               179
                                                            ------

------------------------------------------------------------------
                                                            VALUE
SHARES                                                      (000)
         OIL AND GAS -- (CONTINUED)
         PRINTING AND PUBLISHING -- 1.3%
 1,800   Bowne & Co. Inc. ..............................    $   21
 1,000   Thomas Nelson, Inc. ...........................        10
 1,550   World Color Press Inc. ........................        33
                                                            ------
                                                                64
                                                            ------
         PROFESSIONAL SERVICES -- 0.9%
   900   Franklin Covey Company.........................         8
 1,200   Norrell Corporation............................        16
 1,350   Offshore Logistics Inc.++......................        16
   450   Volt Information Sciences Inc.++...............         7
                                                            ------
                                                                47
                                                            ------
         PROTECTION AND SAFETY SERVICES -- 0.1%
   800   Rural/Metro Corporation........................         6
                                                            ------
         RECREATION -- 1.7%
 1,350   Arctic Cat Inc. ...............................        13
 2,100   Aztar Corporation..............................        10
   550   Carmike Cinemas Inc., Class A..................        10
 1,350   Hollywood Park Inc.++..........................        14
   250   Huffy Corporation..............................         3
   600   K2 Inc. .......................................         5
 2,150   Players International, Inc.++..................        13
 1,350   Winnebago Industries...........................        19
                                                            ------
                                                                87
                                                            ------
         RESTAURANTS AND LODGING -- 3.8%
 1,250   Applebees International Inc. ..................        31
   800   Au Bon Pain Company, Inc. .....................         4
 1,100   CKE Restaurant Inc. ...........................        22
   400   IHOP Corporation...............................        16
 1,250   Landry's Seafood Restaurants, Inc.++...........         8
 1,350   Marcus Corporation.............................        16
 2,100   Prime Hospitality Corporation++................        21
 1,600   Ruby Tuesday Inc. .............................        28
 2,150   Ryan's Family Steak Houses Inc.++..............        26
 1,500   Taco Cabana, Inc., Class A++...................        13
 1,200   TCBY Enterprises Inc. .........................         7
                                                            ------
                                                               192
                                                            ------
         RETAIL -- FOOD -- 1.0%
 1,750   Earthgrains Company............................        39
   800   Fleming Companies Inc. ........................         7
   600   Nash-Finch Company.............................         5
                                                            ------
                                                                51
                                                            ------
         RETAIL -- GENERAL -- 1.0%
 1,000   Cash America Investments Inc. .................        13
   950   MicroAge Inc.++................................         5
 1,050   ShopKo Stores, Inc.++..........................        31
                                                            ------
                                                                49
                                                            ------
         RETAIL -- SPECIALTY -- 6.0%
 1,100   AnnTaylor Stores Corporation...................        49
 1,650   Cato Corporation...............................        15
   500   Discount Auto Parts Inc. ......................        11
   850   Dress Barn Inc.++..............................        12
 1,050   Eagle Hardware & Garden Inc.++.................        40
   750   Gottschalks Inc.++.............................         5
 1,350   Gymboree Corporation++.........................        12
 1,550   Jan Bell Marketing Inc.++......................         7
   850   Jo-Ann Stores Inc.++...........................        12
 1,800   Just For Feet Inc.++...........................        23

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Value Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                            VALUE
SHARES                                                      (000)
------------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)
         RETAIL -- SPECIALTY -- (CONTINUED)
 1,350   Michaels Stores Inc. ..........................    $   33
 1,700   Pier 1 Imports Inc. ...........................        14
 1,950   The Bombay Company, Inc.++.....................         8
   650   The Sports Authority Inc.++....................         5
 1,450   Zale Corporation...............................        49
                                                            ------
                                                               295
                                                            ------
         SEMICONDUCTORS -- 1.2%
 2,000   International Rectifier Corporation++..........        14
   700   Lattice Semiconductor Corporation++............        32
   450   Watkins-Johnson Company........................        10
   216   Zilog Inc.++...................................         2
                                                            ------
                                                                58
                                                            ------
         TECHNOLOGY -- 0.8%
 1,450   Digital Microwave Corporation++................        12
 1,650   Komag Inc.++...................................         7
   750   Marshall Industries++..........................        10
 1,150   S3 Inc.++......................................         9
                                                            ------
                                                                38
                                                            ------
         TELECOMMUNICATIONS -- 1.0%
 1,300   Allen Telecom Inc.++...........................         8
   150   Centigram Communications Corporation...........         1
 3,000   General Communication, Inc., Class A...........        14
   900   Network Equipment Technologies Inc. ...........         8
 1,750   Picturetel Corporation++.......................        12
 1,100   SymmetriCom Inc. ..............................         7
                                                            ------
                                                                50
                                                            ------
         TRANSPORTATION -- 2.4%
   800   Air Express International Corporation..........        12
 1,550   American Freightways Corporation++.............        20
 1,700   Fritz Companies, Inc.++........................        12
   750   Kirby Corporation..............................        14
   900   Mesa Air Group Inc.++..........................         6
   900   Pittston BAX Group.............................         6
   800   Railtex Inc. ..................................         9
 1,250   U.S. Freightways Corporation...................        41
                                                            ------
                                                               120
                                                            ------
         TRUCKING AND SHIPPING -- 2.3%
 1,100   Arkansas Best Corporation......................         7
   900   Frozen Food Express Industries, Inc. ..........         6
   650   M.S. Carriers Inc.++...........................        17
 2,650   Rollins Truck Leasing Corporation..............        25
 1,150   Wabash National Corporation....................        13
 2,150   Werner Enterprises Inc. .......................        35
   600   Yellow Corporation++...........................        10
                                                            ------
                                                               113
                                                            ------
         UTILITIES -- NATURAL GAS -- 2.5%
   800   Atmos Energy Corporation.......................        19
   850   Cascade Natural Gas Corporation................        13
   400   Connecticut Energy Corporation.................        10
   900   Piedmont Natural Gas Company, Inc. ............        32
 1,550   Southwest Gas Corporation......................        42
   600   Valmont Industries Inc. .......................         8
                                                            ------
                                                               124
                                                            ------
         UTILITIES -- WATER -- 0.6%
 1,550   United Water Resources Inc. ...................        32
                                                            ------

------------------------------------------------------------------
                                                            VALUE
SHARES                                                      (000)
         WASTE MANAGEMENT -- 0.5%
 1,350   Superior Services Inc. ........................    $   27
                                                            ------
         WIRE AND CABLE PRODUCTS -- 1.0%
 1,550   Anixter International Inc.++...................        18
   850   Barnes Group Inc. .............................        16
 1,500   Cable Design Technologies Corporation++........        17
                                                            ------
                                                                51
                                                            ------
         TOTAL COMMON STOCKS
          (Cost $5,764).................................     5,083
                                                            ------
SHARES
(000)
------
         INVESTMENT COMPANIES -- 0.6%
         (Cost $32)
    32   Nations Cash Reserves#.........................        32
                                                            ------

         TOTAL INVESTMENTS
         (Cost $5,796*)...........................  102.5%    5,115
                                                             ------
         OTHER ASSETS AND LIABILITIES (NET).......  (2.5)%
         Receivable for investment securities sold.......    $    8
         Dividends receivable............................         3
         Receivable from investment advisor..............        10
         Prepaid expenses and other assets...............        48
         Payable for Fund shares redeemed................      (184)
         Administration fee payable......................        (1)
         Accrued Trustees' fees and expenses.............        (8)
         Accrued expenses and other liabilities..........        (2)
                                                             ------
         TOTAL OTHER ASSETS AND LIABILITIES (NET)........      (126)
                                                             ------
         NET ASSETS...............................  100.0%   $4,989
                                                             ======
         NET ASSETS CONSIST OF:
         Undistributed net investment income.............    $    6
         Accumulated net realized loss on investments
          sold...........................................       (83)
         Net unrealized depreciation of investments......      (681)
         Paid-in capital.................................     5,747
                                                             ------
         NET ASSETS......................................    $4,989
                                                             ======
         PRIMARY A SHARES:
         Net asset value, offering and redemption price
          per share ($3,084,382/343,485 shares
          outstanding)...................................     $8.98
                                                             ======
         INVESTOR A SHARES:
         Net asset value, offering and redemption price
          per share ($1,904,451/211,923 shares
          outstanding)...................................     $8.99
                                                             ======

---------------

 * Federal Income Tax Information: Net unrealized depreciation of investment securities was comprised of gross appreciation of $273 and gross depreciation of $1,054 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $5,896.

 ++ Non-income producing security.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Index Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- 98.2%
            ADVERTISING AND MARKETING SERVICES -- 1.1%
  5,200     Catalina Marketing Corporation++.........    $    447
 82,100     HA-LO Industries, Inc.++.................       1,010
 29,400     True North Communications................         827
                                                         --------
                                                            2,284
                                                         --------
            AEROSPACE AND DEFENSE -- 1.1%
 25,400     AAR Corporation..........................         452
 10,500     Alliant Techsystems Inc. ................         816
 33,300     BE Aerospace, Inc. ......................         491
 18,400     Orbital Sciences Corporation.............         521
                                                         --------
                                                            2,280
                                                         --------
            APPAREL AND TEXTILES -- 4.7%
 18,300     Authentic Fitness Corporation............         283
 18,600     Brown Group Inc. ........................         245
 32,500     Cone Mills Corporation...................         158
 47,600     Delta Woodside Industries Inc. ..........         229
 10,100     Footstar Inc. ...........................         323
 13,600     Galey & Lord, Inc. ......................          60
 15,100     Guilford Mills Inc. .....................         132
 13,500     Haggar Corporation.......................         137
 38,500     Hartmarx Corporation++...................         188
 33,200     J. Baker Inc. ...........................         125
 28,000     K-Swiss Inc. ............................         707
 24,500     Linens 'N Things Inc.++..................       1,112
 44,300     Mohawk Industries Inc.++.................       1,329
 32,200     Nautica Enterprises Inc.++...............         364
 29,200     Oshkosh B'Gosh Inc. .....................         516
 11,200     Oxford Industries Inc. ..................         273
 22,000     Pacific Sunwear of California++..........         765
 40,000     Phillips-Van Heusen Corporation..........         278
 19,100     Pillowtex Corporation....................         271
 40,300     Stride Rite Corporation..................         494
 23,300     The Men's Wearhouse Inc.++...............         673
 10,200     Timberland Company, Class A++............         643
                                                         --------
                                                            9,305
                                                         --------
            AUTOMOBILE PARTS MANUFACTURERS -- 1.3%
  1,197     Borg-Warner Automotive, Inc. ............          57
 22,100     Intermet Corporation.....................         296
 22,100     Myers Industries Inc. ...................         467
 19,000     Simpson Industries.......................         183
 11,600     Standard Motor Products, Inc. ...........         240
  9,800     Standard Products Company................         159
 31,700     TBC Corporation++........................         192
 41,158     Tower Automotive, Inc. ..................         766
 16,500     Wynn's International Inc. ...............         288
                                                         --------
                                                            2,648
                                                         --------
            AUTOMOBILES AND TRUCKS -- 0.1%
 16,000     Walbro Corporation++.....................         144
                                                         --------
            BANKING -- 4.8%
 17,400     Anchor Bancorp Wisconsin Inc. ...........         268
 23,300     BankNorth Group Inc. ....................         658
  9,800     Carolina First Corporation...............         216
 13,700     Commerce Bancorp, Inc. ..................         565
 13,900     Cullen Frost Bankers Inc. ...............         666
 19,100     Downey Financial Corporation.............         350
  8,300     First Midwest Bancorp Inc. ..............         315
 23,200     Firstbank Corp. .........................         558

-----------------------------------------------------------------
                                                          VALUE
 SHARES                                                   (000)
            BANKING -- (CONTINUED)
 42,800     Firstmerit Corporation...................    $  1,103
 23,100     HUBCO Inc. ..............................         775
 23,900     MAF Bancorp Inc. ........................         532
 13,200     Provident Bankshares Corporation.........         345
 14,900     Queens County Bancorp Inc. ..............         402
 23,900     Silicon Valley Bancshares++..............         494
  6,100     Susquehanna Bancshares Inc. .............         112
 16,500     TrustCo Bank Corporation NY..............         413
  9,500     U.S. Trust Corporation...................         705
 21,800     United Bankshares Inc. ..................         499
 34,400     UST Corp.................................         751
                                                         --------
                                                            9,727
                                                         --------
            BEVERAGES -- 0.5%
 21,200     Canandaigua Brands Inc., Class A++.......       1,068
                                                         --------
            BUILDING MATERIALS -- 2.2%
 70,000     Building Materials Holding
             Corporation++...........................         709
 39,000     Champion Enterprises Inc.++..............         756
 11,200     Florida Rock Industries..................         382
 23,800     Hughes Supply Inc. ......................         541
 31,500     Insteel Industries, Inc. ................         177
 26,200     Lone Star Industries.....................         812
 11,000     Republic Group Inc. .....................         166
  8,000     Skyline Corporation......................         222
 11,800     Universal Forest Products................         242
 22,100     Watsco Inc. .............................         323
                                                         --------
                                                            4,330
                                                         --------
            BUSINESS SERVICES -- 0.4%
 16,100     Fair Issac & Company Inc. ...............         597
  7,500     New England Business Service Inc. .......         215
                                                         --------
                                                              812
                                                         --------
            CHEMICALS -- BASIC -- 0.3%
 18,400     Cambrex Corporation......................         408
  2,500     Scotts Company, Class A..................          93
                                                         --------
                                                              501
                                                         --------
            CHEMICALS -- SPECIALTY -- 0.9%
  4,700     Chemed Corporation.......................         121
 16,900     Lilly Industries Inc., Class A...........         261
 17,700     MacDermid, Inc. .........................         601
  9,700     McWhorter Technologies Inc. .............         132
 13,100     OM Group, Inc. ..........................         432
 16,800     Quaker Chemical Corporation..............         237
                                                         --------
                                                            1,784
                                                         --------
            COMMERCIAL SERVICES -- 1.7%
 40,100     Computer Task Group Inc. ................         857
 53,000     Insurance Auto Auctions Inc. ............         643
 58,600     Interim Services Inc.++..................         879
  8,700     Lason Inc. ..............................         489
 20,400     Prepaid Legal Services Inc.++............         500
                                                         --------
                                                            3,368
                                                         --------
            COMPUTER RELATED -- 3.1%
 39,300     American Management Systems++............       1,341
 21,000     BancTec Inc. ............................         259
 38,200     Exabyte Corporation......................         181

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            COMPUTER RELATED -- (CONTINUED)
 22,100     Hutchinson Technology, Inc.++............    $    550
 15,100     Jack Henry & Associates..................         555
 23,550     Kronos Inc.++............................         577
 22,700     National Computer Systems Inc. ..........         556
 37,700     Standard Microsystems Corporation........         297
  7,700     Wall Data Inc. ..........................         111
 48,700     Xylan Corporation........................       1,792
                                                         --------
                                                            6,219
                                                         --------
            COMPUTER SERVICES -- 2.5%
 50,600     Acxiom Corporation++.....................       1,341
 58,100     Ciber Inc.++.............................       1,115
  4,200     Factset Research Systems Inc. ...........         182
 24,900     Gerber Scientific Inc. ..................         503
 21,800     Primark Corporation++....................         463
 25,800     Technology Solutions Company++...........         184
 10,400     The BISYS Group, Inc. ...................         585
 30,300     Whittman-Hart, Inc.++....................         651
                                                         --------
                                                            5,024
                                                         --------
            COMPUTER SOFTWARE -- 2.5%
 33,600     Avid Technology, Inc. ...................         586
 12,200     Harbinger Corporation++..................          82
 23,000     HNC Software Inc.++......................         753
 55,900     Hyperion Solutions Corporation...........         811
 25,800     Macromedia Inc.++........................       1,168
 18,600     Mercury Interactive Corporation++........         663
 15,400     Midway Games Inc. .......................         134
 93,000     Platinum Software Corporation++..........         686
                                                         --------
                                                            4,883
                                                         --------
            CONSTRUCTION -- 2.9%
 62,100     D.R. Horton Inc. ........................       1,040
 14,800     Dycom Industries Inc.++..................         644
 37,100     Insituform Technologies Inc., Class A....         649
 23,900     M.D.C. Holdings, Inc. ...................         344
 47,900     Morrison Knudsen Corporation.............         476
 18,500     Ryland Group Inc. .......................         468
 20,300     Southern Energy Homes Inc.++.............         109
 38,500     Standard Pacific Corporation.............         496
 20,200     TJ International Inc. ...................         487
 33,300     Toll Brothers Inc.++.....................         604
 15,600     U.S. Home Corporation++..................         509
                                                         --------
                                                            5,826
                                                         --------
            CONSUMER GOODS AND SERVICES -- 3.1%
  9,200     ABM Industries Inc. .....................         281
 18,300     ADVO Inc. ...............................         353
 10,600     Angelica Corporation.....................         148
 27,500     Fedders Corporation......................         139
 11,600     Gibson Greetings Inc.++..................          85
 13,900     Harman International Industries..........         511
 28,800     Kaman Corporation........................         369
 16,800     Kellwood Company.........................         371
 58,100     La-Z-Boy Inc. ...........................       1,103
 30,300     Oakwood Homes Corporation................         426
 30,600     Richfood Holdings Inc. ..................         660
 12,400     Russ Berrie & Company Inc. ..............         324
 29,600     Smithfield Foods Inc.++..................         672

-----------------------------------------------------------------
                                                          VALUE
 SHARES                                                   (000)
            CONSUMER GOODS AND SERVICES -- (CONTINUED)
 24,900     Thomas Industries Inc. ..................    $    467
 29,900     Wolverine World Wide.....................         284
                                                         --------
                                                            6,193
                                                         --------
            CONTAINERS -- 0.3%
 26,300     AptarGroup Inc. .........................         684
                                                         --------
            CONTAINERS AND PACKAGING -- 0.1%
 12,000     Shorewood Packaging Corporation++........         236
                                                         --------
            COSMETICS AND TOILETRIES -- 0.3%
 32,900     Natures Sunshine Products Inc. ..........         362
 52,900     NBTY Inc.++..............................         258
                                                         --------
                                                              620
                                                         --------
            DISTRIBUTION AND WHOLESALE -- 0.2%
 71,700     Brightpoint Inc.++.......................         423
                                                         --------
            DIVERSIFIED -- 1.1%
 27,400     Justin Industries Inc. ..................         301
 25,900     Sierra Pacific Resources.................         911
 15,200     SPS Technologies Inc.++..................         597
 10,200     Standex International Corporation........         223
  5,100     Triarc Companies++.......................          89
                                                         --------
                                                            2,121
                                                         --------
            DRUGS -- 4.3%
 22,200     Alpharma Inc., Class A...................         871
 29,600     Barr Laboratories, Inc.++................         903
 27,000     Bindley Western Industries...............         771
 80,500     Bio-Technology General Corporation.......         480
 37,000     Jones Pharma Inc. .......................       1,286
 34,900     Medimmune Inc.++.........................       2,066
 14,500     Pharmaceutical Product Development,
             Inc. ...................................         487
 25,600     Regeneron Pharmaceuticals, Inc. .........         170
 42,900     Roberts Pharmaceutical Corporation.......         890
 23,300     Syncor International Corporation.........         649
  1,400     Watson Pharmaceutical, Inc.++............          62
                                                         --------
                                                            8,635
                                                         --------
            EDUCATION -- 0.4%
 26,700     DeVry, Inc.++............................         774
                                                         --------
            ELECTRIC POWER -- 1.1%
 16,500     Bangor Hydro-Electric Company............         209
 11,100     Central Vermont Public Services..........         112
 10,500     CILCORP Inc. ............................         631
  9,300     Eastern Utilities Association............         263
 12,800     TNP Enterprises Inc. ....................         368
 12,800     United Illuminating Company..............         537
                                                         --------
                                                            2,120
                                                         --------
            ELECTRICAL EQUIPMENT -- 0.6%
 13,100     C-COR Electronics++......................         226
 36,600     General Semiconductor, Inc.++............         266
 25,500     Intermagnetics General Corporation++.....         210

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            ELECTRICAL EQUIPMENT -- (CONTINUED)
  6,800     Micrel Inc.++............................    $    341
  4,400     Park Electrochemical Corporation.........         103
                                                         --------
                                                            1,146
                                                         --------
            ELECTRONICS -- 4.4%
  5,400     Analogic Corporation.....................         178
 11,600     Bell Industries, Inc.++..................         120
  8,300     Benchmark Electronics Inc.++.............         249
 22,500     Burr-Brown Corporation++.................         529
  7,700     C-Cube Microsystems Inc.++...............         153
 22,200     Checkpoint Systems Inc.++................         185
 15,500     CTS Corporation..........................         766
 11,500     Dallas Semiconductor Corporation.........         444
  6,100     Dionex Corporation++.....................         230
  4,400     Electro Scientific Industries, Inc. .....         205
 46,915     Gentex Corporation++.....................       1,012
  5,400     Hadco Corporation........................         170
  7,000     Harmon Industries Inc. ..................         140
 70,500     Intervoice Inc.++........................         776
  9,000     Kulicke & Soffa Industries Inc.++........         227
  8,000     Methode Electronics Inc. ................          89
 12,100     Oak Industries Inc.++....................         384
 30,700     Pioneer Standard Electronics.............         201
 32,200     Sanmina Corporation++....................       2,053
 12,500     Technitrol Inc. .........................         288
 15,200     Unitrode Corporation++...................         216
  9,500     VLSI Technology Inc. ....................         184
                                                         --------
                                                            8,799
                                                         --------
            ENERGY -- 0.1%
 25,800     Dames & Moore Group, Inc. ...............         289
                                                         --------
            ENVIRONMENTAL -- 0.5%
  5,900     American States Water Company............         143
 12,500     Clarcor Inc. ............................         213
 10,100     IMCO Recycling Inc. .....................         130
 19,800     Tetra Tech Inc.++........................         417
                                                         --------
                                                              903
                                                         --------
            EXPLORATION AND DRILLING -- 0.2%
 29,400     Energen Corporation......................         439
                                                         --------
            FINANCIAL SERVICES -- 5.5%
 64,800     Americredit Corporation++................         851
 33,600     AMRESCO Inc. ............................         258
  3,100     Astoria Financial Corporation............         155
 16,200     Centura Banks Inc. ......................         943
 22,700     CMAC Investment Corporation..............         885
 32,000     Commercial Federal Corporation...........         742
  3,500     Dain Rauscher Corporation................         119
 15,800     Eaton Vance Corporation..................         318
 31,800     Enhance Financial Services Group Inc. ...         723
 19,200     Jefferies Group Inc. ....................         911
  6,700     JSB Financial Inc. ......................         336
 34,400     Legg Mason Inc. .........................       1,159
 18,800     Mutual Risk Management Ltd. .............         719
 39,700     Raymond James Financial, Inc. ...........         784
 23,700     Riggs National Corporation...............         400
 13,300     SEI Investment Company...................       1,231

-----------------------------------------------------------------
                                                          VALUE
 SHARES                                                   (000)
            FINANCIAL SERVICES -- (CONTINUED)
 15,700     St. Paul Bancorp Inc. ...................    $    340
  8,000     Whitney Holding Corporation..............         295
                                                         --------
                                                           11,169
                                                         --------
            FOOD PRODUCERS -- 0.7%
 56,300     Chiquita Brands International Inc. ......         574
 11,800     J & J Snack Foods Corporation++..........         237
 28,200     Ralcorp Holdings, Inc. ..................         536
                                                         --------
                                                            1,347
                                                         --------
            FOREST AND PAPER PRODUCTS -- 0.1%
  9,000     Buckeye Technologies Inc.++..............         126
  6,700     Schweitzer-Mauduit International Inc. ...          77
                                                         --------
                                                              203
                                                         --------
            FURNITURE AND APPLIANCES -- 0.9%
 19,700     Ethan Allen Interiors, Inc. .............         819
 54,300     Interface Inc. ..........................         523
 22,300     Juno Lighting Inc. ......................         500
                                                         --------
                                                            1,842
                                                         --------
            GAS AND ELECTRIC -- 0.4%
 12,300     Central Hudson Gas & Electric............         440
  5,600     Orange & Rockland Utilities Inc. ........         322
                                                         --------
                                                              762
                                                         --------
            HEALTHCARE -- 0.7%
 43,200     Coventry Health Care Inc.++..............         324
  6,100     MedQuist Inc.++..........................         183
 32,600     Orthodontic Centers of America++.........         513
 11,800     Pediatrix Medical Group, Inc. ...........         332
                                                         --------
                                                            1,352
                                                         --------
            HOUSEHOLD PRODUCTS -- 0.1%
 24,800     USA Detergents, Inc. ....................         155
                                                         --------
            INDUSTRIAL -- BASIC -- 0.2%
 13,900     Geon Company.............................         316
                                                         --------
            INSURANCE -- 3.9%
 21,500     American Bankers Insurance Group,
             Inc. ...................................       1,118
 10,200     Arthur J. Gallagher & Company............         469
 30,000     Capital Re Corporation...................         518
  5,800     CompDent Corporation.....................          73
 22,995     Delphi Financial Group Inc., Class A.....         779
    900     Executive Risk Inc. .....................          64
 32,400     Fidelity National Financial, Inc. .......         486
 52,500     First American Financial Corporation.....         830
 64,200     Fremont General Corporation..............       1,223
 14,100     NAC Re Corporation.......................         757
 22,900     Orion Capital Corporation................         716
 19,700     Selective Insurance Group................         347
 21,400     Sierra Health Services, Inc.++...........         278
  7,300     Trenwick Group Inc. .....................         205
                                                         --------
                                                            7,863
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            MACHINERY AND EQUIPMENT -- 3.1%
 34,600     Applied Power, Inc., Class A.............    $    942
 25,600     Astec Industries Inc.++..................         790
 13,900     Baldor Electric Company..................         280
 21,600     Blount International, Inc., Class A......         624
 13,100     CPI Corporation..........................         293
 12,900     Flow International Corporation...........         127
 20,100     Gardner Denver Machinery Inc.++..........         319
 11,500     Graco Inc. ..............................         254
 42,000     JLG Industries Inc. .....................         572
 19,800     Manitowoc Company, Inc. .................         829
 26,600     Paxar Corporation++......................         198
 13,100     Regal Beloit.............................         237
 31,100     Zebra Technologies Corporation++.........         739
                                                         --------
                                                            6,204
                                                         --------
            MANUFACTURING -- 1.4%
 25,900     A. O. Smith Corporation..................         492
 10,300     Belden Inc. .............................         176
 21,200     Dixie Group Inc. ........................         151
 17,500     Griffon Corporation......................         120
 14,000     Integrated Circuit Systems Inc.++........         253
  9,900     Libbey Inc. .............................         307
 17,500     O'Sullivan Corporation...................         144
  4,000     Scott Technologies Inc.++................          70
 31,700     Tredegar Industries, Inc. ...............         981
                                                         --------
                                                            2,694
                                                         --------
            MEDIA -- 0.4%
 31,200     Xircom Inc. .............................         784
                                                         --------
            MEDICAL PRODUCTS AND SUPPLIES -- 2.8%
 10,200     Ballard Medical Products.................         249
 17,700     Cooper Companies Inc.++..................         272
 11,800     Datascope Corporation++..................         319
 10,100     Diagnostic Products Corporation..........         245
 30,446     Dura Pharmaceuticals Inc.++..............         430
 30,800     IDEXX Laboratories Inc.++................         737
 19,600     Liposome Company Inc. ...................         263
  6,000     Maxxim Medical, Inc. ....................         113
 18,300     Owens & Minor, Inc. .....................         185
 19,200     Patterson Dental Company++...............         830
  8,000     Priority Healthcare Corporation..........         362
 35,900     Safeskin Corporation++...................         267
 25,100     Sola International Inc. .................         303
  8,800     SpaceLabs Medical Inc. ..................         148
 62,000     Summit Technology Inc.++.................         682
  7,100     Vital Signs Inc. ........................         128
                                                         --------
                                                            5,533
                                                         --------
            MEDICAL SERVICES -- 3.3%
 40,200     ADAC Laboratories Designs++..............         548
 26,700     American Oncology Resources, Inc.++......         240
 36,000     Cerner Corporation++.....................         578
 24,500     Coherent Inc.++..........................         337
 17,900     Express Scripts Inc., Class A++..........       1,538
 34,800     Genesis Health Ventures, Inc.++..........         170
 47,800     Integrated Health Services Inc.++........         263
 19,400     Invacare Corporation.....................         472
 42,000     NCS Healthcare Inc., Class A.............         504
 74,800     PhyCor Inc.++............................         355
  1,000     Protein Design Labs Inc. ................          15

-----------------------------------------------------------------
                                                          VALUE
 SHARES                                                   (000)
            MEDICAL SERVICES -- (CONTINUED)
 26,700     Renal Care Group Inc.++..................    $    524
 22,200     Universal Health Services Inc., Class
             B++.....................................         960
                                                         --------
                                                            6,504
                                                         --------
            METALS AND MINING -- 1.8%
 11,300     Amcast Industrial Corporation............         182
 30,800     AMCOL International Corporation..........         308
 14,900     Commercial Metals Company................         298
 10,200     Getchell Gold Corporation................         267
 32,000     Hecla Mining Company++...................          88
 26,400     Mueller Industries Inc.++................         590
 19,400     Quanex Corporation.......................         301
 16,000     Reliance Steel & Aluminum Company........         461
  7,000     RTI International Metals, Inc.++.........          66
 16,600     Steel Technologies Inc. .................         131
 20,700     Stillwater Mining Company++..............         546
 17,000     WHX Corporation..........................         134
 12,500     Wolverine Tube Inc. .....................         264
                                                         --------
                                                            3,636
                                                         --------
            OFFICE EQUIPMENT -- 0.4%
 12,000     Brady Corporation........................         251
 27,700     John H. Harland Company..................         358
 11,100     Nashua Corporation++.....................         128
                                                         --------
                                                              737
                                                         --------
            OIL AND GAS -- 1.4%
 23,700     Daniel Industries........................         361
 10,100     New Jersey Resources Corporation.........         359
 32,000     Oceaneering International Inc. ..........         485
 24,700     Pool Energy Services Company.............         378
 56,100     Pride International Inc. ................         463
 27,500     Seitel Inc.++............................         383
 20,300     Wicor Inc. ..............................         411
                                                         --------
                                                            2,840
                                                         --------
            PRINTING AND PUBLISHING -- 1.8%
 36,200     Bowne & Co. Inc. ........................         423
  8,500     Consolidated Graphics Inc.++.............         491
 19,000     Merrill Corporation......................         254
 21,100     Thomas Nelson, Inc. .....................         211
 27,200     Valassis Communications Inc. ............       1,407
 33,200     World Color Press Inc. ..................         706
                                                         --------
                                                            3,492
                                                         --------
            PROFESSIONAL SERVICES -- 1.3%
 17,200     CDI Corporation++........................         414
 23,400     Franklin Covey Company...................         211
  8,000     InaCom Corporation.......................          62
 21,300     National Data Corporation................         894
 31,800     Norrell Corporation......................         415
 27,500     Offshore Logistics Inc.++................         320
 10,700     Volt Information Sciences Inc.++.........         176
                                                         --------
                                                            2,492
                                                         --------
            PROTECTION AND SAFETY SERVICES -- 0.1%
 15,900     Rural/Metro Corporation..................         126
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            RECREATION -- 1.2%
 20,300     Arctic Cat Inc. .........................    $    202
 52,600     Aztar Corporation........................         253
 32,500     Hollywood Park Inc.++....................         335
 20,000     Huffy Corporation........................         240
  9,700     K2 Inc. .................................          76
 45,700     Players International, Inc.++............         286
 17,500     Polaris Industries Inc. .................         555
 10,900     Thor Industries Inc. ....................         247
 18,700     Winnebago Industries.....................         262
                                                         --------
                                                            2,456
                                                         --------
            RESTAURANTS AND LODGING -- 3.0%
 21,900     Applebees International Inc. ............         543
 16,500     CEC Entertainment Inc.++.................         592
 36,400     CKE Restaurant Inc. .....................         719
 40,100     Foodmaker Inc. ..........................       1,023
  8,700     IHOP Corporation.........................         341
 30,900     Landry's Seafood Restaurants, Inc.++.....         198
 14,700     Marcus Corporation.......................         176
 21,100     Prime Hospitality Corporation++..........         210
 30,300     Ruby Tuesday Inc. .......................         526
 43,100     Ryan's Family Steak Houses Inc.++........         520
 14,200     Sonic Corporation++......................         383
 37,800     Taco Cabana, Inc., Class A++.............         333
 28,100     TCBY Enterprises Inc. ...................         169
  9,400     The Cheesecake Factory++.................         223
                                                         --------
                                                            5,956
                                                         --------
            RETAIL -- FOOD -- 0.9%
 44,900     Earthgrains Company......................         997
 18,300     Nash-Finch Company.......................         153
 16,300     Whole Foods Market Inc.++................         560
                                                         --------
                                                            1,710
                                                         --------
            RETAIL -- GENERAL -- 1.1%
 41,100     Casey's General Stores, Inc. ............         606
 11,800     Cash America Investments Inc. ...........         152
 15,200     MicroAge Inc.++..........................          82
 31,350     Regis Corporation........................         835
 15,900     ShopKo Stores, Inc.++....................         475
                                                         --------
                                                            2,150
                                                         --------
            RETAIL -- SPECIALTY -- 4.2%
 25,000     AnnTaylor Stores Corporation.............       1,104
 55,200     Cato Corporation.........................         514
  7,300     Discount Auto Parts Inc. ................         157
 20,800     Dress Barn Inc.++........................         289
 19,100     Eagle Hardware & Garden Inc.++...........         729
 17,000     Goody's Family Clothing Inc.++...........         237
 16,700     Gottschalks Inc.++.......................         115
 16,400     Insight Enterprises Inc.++...............         406
 42,800     Jan Bell Marketing Inc.++................         182
 21,000     Jo-Ann Stores Inc.++.....................         289
 25,800     Just For Feet Inc.++.....................         323
 27,100     Michaels Stores Inc. ....................         669
  5,300     O'Reilly Automotive Inc.++...............         237
 72,800     Pier 1 Imports Inc. .....................         592
 20,000     Stein Mart Inc.++........................         200
 31,100     The Bombay Company, Inc.++...............         124
  2,300     Toro Company.............................          72

-----------------------------------------------------------------
                                                          VALUE
 SHARES                                                   (000)
            RETAIL -- SPECIALTY -- (CONTINUED)
 26,500     Williams-Sonoma Inc.++...................    $    749
 40,000     Zale Corporation.........................       1,367
                                                         --------
                                                            8,355
                                                         --------
            SEMICONDUCTORS -- 0.9%
 21,500     International Rectifier Corporation++....         151
 10,000     Lattice Semiconductor Corporation++......         456
 15,000     Novellus Systems Inc.++..................         826
 11,800     Plexus Corporation++.....................         329
                                                         --------
                                                            1,762
                                                         --------
            TECHNOLOGY -- 1.9%
  7,200     Marshall Industries++....................          97
 28,100     Progress Software Corporation++..........         959
 21,000     Telxon Corporation.......................         198
 24,000     VISX Inc.++..............................       2,582
                                                         --------
                                                            3,836
                                                         --------
            TELECOMMUNICATIONS -- 1.5%
 20,400     Aspect Telecommunications++..............         135
 33,100     CommScope, Inc. .........................         693
 13,400     Dialogic Corporation.....................         409
 20,300     Digi International Inc.++................         137
 33,000     Inter-Tel Inc. ..........................         514
 18,900     Plantronics Inc.++.......................       1,182
                                                         --------
                                                            3,070
                                                         --------
            TRANSPORTATION -- 2.3%
 12,700     Air Express International Corporation....         192
 42,500     American Freightways Corporation++.......         547
 23,100     Comair Holdings, Inc. ...................         546
 12,800     Expeditors International of Washington,
             Inc. ...................................         691
 44,500     Fritz Companies, Inc.++..................         306
 15,600     Kirby Corporation........................         295
 13,900     Pittston BAX Group.......................          96
 17,700     Railtex Inc. ............................         201
 30,600     Skywest Inc. ............................         885
 23,000     U.S. Freightways Corporation.............         756
                                                         --------
                                                            4,515
                                                         --------
            TRUCKING AND SHIPPING -- 1.7%
 35,900     Arkansas Best Corporation................         245
 11,400     Heartland Express Inc.++.................         173
 12,000     Landstar System Inc. ....................         398
 17,500     M.S. Carriers Inc.++.....................         463
 78,400     Rollins Truck Leasing Corporation........         739
 22,000     Wabash National Corporation..............         256
 40,400     Werner Enterprises Inc. .................         636
 22,300     Yellow Corporation++.....................         387
                                                         --------
                                                            3,297
                                                         --------
            UTILITIES -- NATURAL GAS -- 1.0%
 19,100     Cascade Natural Gas Corporation..........         285
 12,300     Connecticut Energy Corporation...........         298
 22,500     Piedmont Natural Gas Company, Inc. ......         788
 25,900     Southwest Gas Corporation................         712
                                                         --------
                                                            2,083
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Managed SmallCap Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
 ----------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            UTILITIES -- WATER -- 0.6%
  6,300     Aquarion Company.........................    $    173
 11,400     Philadelphia Suburban Corporation........         259
 33,000     United Water Resources Inc. .............         685
                                                         --------
                                                            1,117
                                                         --------
            WASTE MANAGEMENT -- 0.1%
 13,500     Superior Services Inc. ..................         267
                                                         --------
            WIRE AND CABLE PRODUCTS -- 0.7%
 46,600     Anixter International Inc.++.............         556
 23,600     Barnes Group Inc. .......................         443
 32,000     Cable Design Technologies
             Corporation++...........................         352
                                                         --------
                                                            1,351
                                                         --------
            TOTAL COMMON STOCKS
            (Cost $204,607)..........................     195,561
                                                         --------

PRINCIPAL
 AMOUNT
  (000)
--------
            U.S. TREASURY OBLIGATIONS -- 0.0%+
            (Cost $49)
            U.S. TREASURY BILLS -- 0.0%
 $   50     4.110%** 06/24/99++......................          49
                                                         --------
 SHARES
  (000)
--------
            INVESTMENT COMPANIES -- 6.2%
            (Cost $12,365)
 12,365     Nations Cash Reserves#...................      12,365
                                                         --------


            TOTAL INVESTMENTS
            (Cost $217,021*)....................  104.4%    207,975
                                                           --------
            OTHER ASSETS AND
             LIABILITIES (NET)..................   (4.4)%
            Cash.......................................    $      3
            Receivable for investment securities
             sold......................................       3,209
            Receivable for Fund shares sold............         719
            Dividends receivable.......................         117
            Interest receivable........................          10
            Receivable from investment advisor.........           5
            Unamortized organization costs.............           5
            Prepaid expenses...........................           3
            Collateral on securities loaned............     (11,576)
            Variation margin...........................         (35)
            Payable for Fund shares redeemed...........      (1,048)
            Administration fee payable.................         (33)
            Shareholder servicing and distribution fees
             payable...................................          (2)
            Accrued Trustees' fees and expenses........         (10)
            Accrued expenses and other liabilities.....        (181)
                                                           --------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET).........................      (8,814)
                                                           --------
            NET ASSETS..........................    100%   $199,161
                                                           ========

                                                            VALUE
                                                            (000)
-------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on
             investments sold and futures contracts....    $(16,655)
            Net unrealized depreciation of investments
             and futures contracts.....................      (9,043)
            Paid-in capital............................     224,859
                                                           --------
            NET ASSETS.................................    $199,161
                                                           ========

            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($189,378,963/17,158,944
             shares outstanding).........................    $11.04
                                                             ======
            INVESTOR A SHARES:
            Net asset value, offering and redemption
             price per share ($9,782,223/887,077 shares
             outstanding)................................    $11.03
                                                             ======

---------------

 * Federal Income Tax Information: Net unrealized depreciation of investment securities was comprised of gross appreciation of $23,551 and gross depreciation of $33,547 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $218,314.

 ** Rate represents annualized yield at date of purchase.

 ++ Non-income producing security.

 ++ Security segregated as collateral for futures contracts.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $11,576.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999

                                                                                          MANAGED
                                                                 MANAGED                  SMALLCAP       MANAGED
                                                                  VALUE      MANAGED       VALUE        SMALLCAP
                                                                  INDEX       INDEX        INDEX          INDEX
                                                                 ------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends...................................................      $ 212      $9,151       $    71       $  2,048
Interest....................................................          5         123            --             --
Securities lending..........................................         --          18            --             53
                                                                  -----      -------      -------       --------
    Total investment income.................................        217       9,292            71          2,101
                                                                  -----      -------      -------       --------
EXPENSES:
Investment advisory fee.....................................         56       3,041            25          1,025
Administration fee..........................................         12         650             5            219
Transfer agent fees.........................................          8         263             7            117
Custodian fees..............................................         38         110            34            100
Legal and audit fees........................................         30          72            27             54
Registration and filing fees................................         34         158            35             93
Trustees' fees and expenses.................................         15          15            15             15
Amortization of organization costs..........................         --           2            --              2
Interest expense............................................          3          --            --*            11
Other.......................................................         25          99            26             39
                                                                  -----      -------      -------       --------
    Subtotal................................................        221       4,410           174          1,675
Shareholder servicing and distribution fees:
  Primary B Shares..........................................         --          --            --              1
  Investor A Shares.........................................          7          82             6             26
  Investor C Shares+........................................         --          44             1              9
                                                                  -----      -------      -------       --------
    Total expenses..........................................        228       4,536           181          1,711
Fees waived and expenses reimbursed by investment advisor
  and/or distributor........................................       (165)     (1,392)         (151)          (648)
Fees reduced by credits allowed by the custodian............         --*         (2)           --*            (2)
                                                                  -----      -------      -------       --------
    Net expenses............................................         63       3,142            30          1,061
                                                                  -----      -------      -------       --------
NET INVESTMENT INCOME.......................................        154       6,150            41          1,040
                                                                  -----      -------      -------       --------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................        403      (1,869)          (77)       (15,412)
  Futures contracts.........................................         --         564            --             --
                                                                  -----      -------      -------       --------
Net realized gain/(loss) on investments.....................        403      (1,305)          (77)       (15,412)
                                                                  -----      -------      -------       --------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................       (229)     88,296        (1,162)       (34,181)
  Futures contracts.........................................         --         (82)           --              3
                                                                  -----      -------      -------       --------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................       (229)     88,214        (1,162)       (34,178)
                                                                  -----      -------      -------       --------
Net realized and unrealized gain/(loss) on investments......        174      86,909        (1,239)       (49,590)
                                                                  -----      -------      -------       --------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ 328      $93,059      $(1,198)      $(48,550)
                                                                  =====      =======      =======       ========

---------------

* Amount represents less than $500.

+ Investor C Shares converted into Investor A Shares on March 19, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   STATEMENTS OF CHANGES IN NET ASSETS

                                                                      MANAGED                     MANAGED
                                                                    VALUE INDEX                    INDEX
                                                              ------------------------    ------------------------
                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                               3/31/99      3/31/98(A)     3/31/99       3/31/98
                                                              ----------------------------------------------------
(IN THOUSANDS)
Net investment income.......................................   $   154        $   38       $  6,150      $  2,004
Net realized gain/(loss) on investments.....................       403            (1)        (1,305)        2,300
Net change in unrealized appreciation/(depreciation) of
  investments...............................................      (229)          995         88,214        64,010
                                                               -------        ------       --------      --------
Net increase/(decrease) in net assets resulting from
  operations................................................       328         1,032         93,059        68,314
Distributions to shareholders from net investment income:
  Primary A Shares..........................................      (131)          (29)        (5,873)       (1,917)
  Primary B Shares..........................................        --*           --             --*           --
  Investor A Shares.........................................       (37)           (8)          (255)         (117)
  Investor C Shares+........................................        --*           --            (20)          (14)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................       (47)           --         (3,308)         (603)
  Primary B Shares..........................................        --*           --             --*           --
  Investor A Shares.........................................       (14)           --           (227)          (48)
  Investor C Shares+........................................        --*           --            (38)          (18)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................    (3,407)        8,709        229,499       293,292
                                                               -------        ------       --------      --------
Net increase/(decrease) in net assets.......................    (3,308)        9,704        312,837       358,889
                                                               -------        ------       --------      --------
NET ASSETS:
Beginning of year...........................................     9,704            --        404,237        45,348
                                                               -------        ------       --------      --------
End of year.................................................   $ 6,396        $9,704       $717,074      $404,237
                                                               =======        ======       ========      ========
Undistributed net investment income/(distributions in excess
  of net investment income) at end of year..................   $    --        $    1       $     --      $     17
                                                               =======        ======       ========      ========

---------------

 *  Amount represents less than $500.

 +  Investor C Shares converted into Investor A Shares on March 19, 1999.

(a) Managed Value Index commenced operations on November 24, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                      MANAGED                     MANAGED
                                                                SMALLCAP VALUE INDEX           SMALLCAP INDEX
                                                              ------------------------    ------------------------
                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                               3/31/99      3/31/98(B)     3/31/99       3/31/98
                                                              ----------------------------------------------------
(IN THOUSANDS)
Net investment income.......................................   $    41        $    8       $  1,040      $    412
Net realized gain/(loss) on investments.....................       (77)           29        (15,412)        2,071
Net change in unrealized appreciation/(depreciation) of
  investments...............................................    (1,162)          480        (34,178)       27,093
                                                               -------        ------       --------      --------
Net increase/(decrease) in net assets resulting from
  operations................................................    (1,198)          517        (48,550)       29,576
Distributions to shareholders from net investment income:
  Primary A Shares..........................................       (26)           (5)        (1,025)         (392)
  Primary B Shares..........................................        --*           --             --*           --
  Investor A Shares.........................................       (14)           (2)           (26)          (21)
  Investor C Shares+........................................        --*           --             --*           --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................       (14)           --         (1,102)       (2,070)
  Primary B Shares..........................................        --*           --             (2)           (5)
  Investor A Shares.........................................       (20)           --           (140)         (227)
  Investor C Shares+........................................        --*           --            (11)           (4)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................     2,280         3,471        133,128        48,742
                                                               -------        ------       --------      --------
Net increase/(decrease) in net assets.......................     1,008         3,981         82,272        75,599
                                                               -------        ------       --------      --------
NET ASSETS:
Beginning of year...........................................     3,981            --        116,889        41,290
                                                               -------        ------       --------      --------
End of year.................................................   $ 4,989        $3,981       $199,161      $116,889
                                                               =======        ======       ========      ========
Undistributed net investment income/(distributions in excess
  of net investment income) at end of year..................   $     6        $    1       $     --      $     11
                                                               =======        ======       ========      ========

---------------

 *  Amount represents less than $500.

 +  Investor C Shares converted into Investor A Shares on March 19, 1999.

(b) Managed SmallCap Value Index commenced operations on November 24, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                          MANAGED VALUE INDEX
                                                                  YEAR ENDED              PERIOD ENDED
                                                                MARCH 31, 1999          MARCH 31, 1998(A)
                                                              -------------------      -------------------
                                                              SHARES      DOLLARS      SHARES      DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    448       $ 4,997        863       $ 8,875
  Issued in exchange for assets of Common Equity
    Index/Enhanced Market Fund (Note 10)....................     --            --         --            --
  Issued as reinvestment of dividends.......................     13           145          3            28
  Redeemed..................................................   (733)       (8,231)      (218)       (2,247)
                                                               ----       -------       ----       -------
  Net increase/(decrease)...................................   (272)      $(3,089)       648       $ 6,656
                                                               ====       =======       ====       =======
PRIMARY B SHARES*:
  Sold......................................................     --       $    --         --       $    --
  Issued as reinvestment of dividends.......................     --            --         --            --
  Redeemed..................................................     --            --         --            --
                                                               ----       -------       ----       -------
  Net increase/(decrease)...................................     --       $    --         --       $    --
                                                               ====       =======       ====       =======
INVESTOR A SHARES:
  Sold......................................................    116       $ 1,289        438       $ 4,411
  Issued as reinvestment of dividends.......................      5            51          1             8
  Redeemed..................................................   (146)       (1,653)      (229)       (2,370)
                                                               ----       -------       ----       -------
  Net increase/(decrease)...................................    (25)      $  (313)       210       $ 2,049
                                                               ====       =======       ====       =======
INVESTOR C SHARES+:
  Sold......................................................      2       $    22         --(b)    $     4
  Issued as reinvestment of dividends.......................     --(b)         --(c)      --            --
  Redeemed..................................................     (2)          (27)        --            --
                                                               ----       -------       ----       -------
  Net increase/(decrease)...................................     --       $    (5)        --       $     4
                                                               ====       =======       ====       =======
Total net increase/(decrease)...............................   (297)      $(3,407)       858       $ 8,709
                                                               ====       =======       ====       =======

---------------

 * There were no longer any public shareholders of the Primary B Share class as of March 31, 1998.

 +  Investor C Shares converted into Investor A Shares on March 19, 1999.

(a) Managed Value Index commenced operations on November 24, 1997.

(b) Amount represents less than 500 shares.

(c) Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              MANAGED INDEX
                                                                   YEAR ENDED               PERIOD ENDED
                                                                 MARCH 31, 1999          MARCH 31, 1998(A)
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  16,315      $281,875      11,838      $183,806
  Issued in exchange for assets of Common Equity
    Index/Enhanced Market Fund (Note 10)....................     --             --      9,700        137,455
  Issued as reinvestment of dividends.......................    279          4,881         82          1,156
  Redeemed..................................................  (4,119)      (73,925)     (3,316)      (50,451)
                                                              ------      --------      ------      --------
  Net increase/(decrease)...................................  12,475      $212,831      18,304      $271,966
                                                              ======      ========      ======      ========
PRIMARY B SHARES:
  Sold......................................................     --(b)    $     --(c)      --(b)    $      3
  Issued as reinvestment of dividends.......................     --(b)          --(c)      --             --
  Redeemed..................................................     --(b)          --(c)      --             --
                                                              ------      --------      ------      --------
  Net increase/(decrease)...................................     --(b)    $     --(c)      --(b)    $      3
                                                              ======      ========      ======      ========
INVESTOR A SHARES:
  Sold......................................................  2,063       $ 37,053      1,473       $ 21,672
  Issued as reinvestment of dividends.......................     25            434         10            145
  Redeemed..................................................   (920)       (15,876)      (254)        (3,882)
                                                              ------      --------      ------      --------
  Net increase/(decrease)...................................  1,168       $ 21,611      1,229       $ 17,935
                                                              ======      ========      ======      ========
INVESTOR C SHARES+:
  Sold......................................................    188       $  3,237        299       $  4,214
  Issued as reinvestment of dividends.......................      3             58          2             32
  Redeemed..................................................   (441)        (8,238)       (58)          (858)
                                                              ------      --------      ------      --------
  Net increase/(decrease)...................................   (250)      $ (4,943)       243       $  3,388
                                                              ======      ========      ======      ========
Total net increase/(decrease)...............................  13,393      $229,499      19,776      $293,292
                                                              ======      ========      ======      ========

---------------

 +  Investor C Shares converted into Investor A Shares on March 19, 1999.
(a) Managed Index Primary B Shares commenced operations on September 4, 1997.
(b) Amount represents less than 500 shares.
(c) Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                      MANAGED SMALLCAP VALUE INDEX
                                                                  YEAR ENDED              PERIOD ENDED
                                                                MARCH 31, 1999          MARCH 31, 1998(A)
                                                              -------------------      -------------------
                                                              SHARES      DOLLARS      SHARES      DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    304       $ 2,894        284       $ 2,883
  Issued as reinvestment of dividends.......................     58           738         --(b)          5
  Redeemed..................................................   (202)       (2,003)      (101)       (1,075)
                                                               ----       -------       ----       -------
  Net increase/(decrease)...................................    160       $ 1,629        183       $ 1,813
                                                               ====       =======       ====       =======
PRIMARY B SHARES*:
  Sold......................................................     --       $    --         --       $    --
  Issued as reinvestment of dividends.......................     --            --         --            --
  Redeemed..................................................     --            --         --            --
                                                               ----       -------       ----       -------
  Net increase/(decrease)...................................     --       $    --         --       $    --
                                                               ====       =======       ====       =======
INVESTOR A SHARES:
  Sold......................................................    178       $ 1,805        387       $ 3,912
  Issued as reinvestment of dividends.......................     12           160         --(b)          2
  Redeemed..................................................   (141)       (1,322)      (225)       (2,270)
                                                               ----       -------       ----       -------
  Net increase/(decrease)...................................     49       $   643        162       $ 1,644
                                                               ====       =======       ====       =======
INVESTOR C SHARES+:
  Sold......................................................     10       $   119          1       $    15
  Issued as reinvestment of dividends.......................     --(b)         --(c)      --(b)         --(c)
  Redeemed..................................................    (12)         (111)        --(b)         (1)
                                                               ----       -------       ----       -------
  Net increase/(decrease)...................................     (2)      $     8          1       $    14
                                                               ====       =======       ====       =======
Total net increase/(decrease)...............................    207       $ 2,280        346       $ 3,471
                                                               ====       =======       ====       =======

---------------

 * There were no longer any public shareholders of the Primary B Share class as of March 31, 1998.

 +  Investor C Shares converted into Investor A Shares on March 19, 1999.

(a) Managed SmallCap Value Index commenced operations on November 24, 1997.

(b) Amount represents less than 500 shares.

(c) Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                          MANAGED SMALLCAP INDEX
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 1999            MARCH 31, 1998
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  17,693      $229,414      7,842       $ 95,131
  Issued as reinvestment of dividends.......................     58            738         73            918
  Redeemed..................................................  (7,858)      (94,934)     (4,806)      (59,103)
                                                              ------      --------      ------      --------
  Net increase/(decrease)...................................  9,893       $135,218      3,109       $ 36,946
                                                              ======      ========      ======      ========
PRIMARY B SHARES*:
  Sold......................................................      6       $     82         17       $    197
  Issued as reinvestment of dividends.......................     --             --         --              1
  Redeemed..................................................    (17)          (210)       (15)          (189)
                                                              ------      --------      ------      --------
  Net increase/(decrease)...................................    (11)      $   (128)         2       $      9
                                                              ======      ========      ======      ========
INVESTOR A SHARES:
  Sold......................................................    898       $ 10,749      1,260       $ 15,372
  Issued as reinvestment of dividends.......................     12            160         19            243
  Redeemed..................................................  (1,001)      (12,589)      (336)        (4,256)
                                                              ------      --------      ------      --------
  Net increase/(decrease)...................................    (91)      $ (1,680)       943       $ 11,359
                                                              ======      ========      ======      ========
INVESTOR C SHARES+:
  Sold......................................................     72       $    964         39       $    474
  Issued as reinvestment of dividends.......................     --(a)          --(b)      --              4
  Redeemed..................................................   (109)        (1,246)        (4)           (50)
                                                              ------      --------      ------      --------
  Net increase/(decrease)...................................    (37)      $   (282)        35       $    428
                                                              ======      ========      ======      ========
Total net increase/(decrease)...............................  9,754       $133,128      4,089       $ 48,742
                                                              ======      ========      ======      ========

---------------

 * There were no longer any public shareholders of the Primary B Share class as of December 2, 1998.

 +  Investor C Shares converted into Investor A Shares on March 19, 1999.

(a) Amount represents less than 500 shares.

(b) Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                     NET INCREASE/
                                           NET ASSET                 NET REALIZED    (DECREASE) IN   DIVIDENDS    DISTRIBUTIONS
                                             VALUE        NET       AND UNREALIZED     NET ASSET      FROM NET      FROM NET
                                           BEGINNING   INVESTMENT   GAIN/(LOSS) ON    VALUE FROM     INVESTMENT     REALIZED
                                           OF PERIOD     INCOME      INVESTMENTS      OPERATIONS       INCOME     CAPITAL GAINS
                                           ------------------------------------------------------------------------------------
MANAGED VALUE INDEX
PRIMARY A
Year ended 3/31/1999#....................   $11.32       $0.16          $0.18            $0.34         $(0.19)       $(0.05)
Period ended 3/31/1998*#.................    10.00        0.07           1.31             1.38          (0.06)           --
INVESTOR A
Year ended 3/31/1999#....................   $11.32       $0.13          $0.20            $0.33         $(0.16)       $(0.05)
Period ended 3/31/1998*#.................    10.00        0.05           1.32             1.37          (0.05)           --
INVESTOR C
Year ended 3/31/1999#(c).................   $11.32       $0.12          $0.44            $0.56         $(0.11)       $(0.05)
Period ended 3/31/1998*#.................    10.00        0.04           1.33             1.37          (0.05)           --

---------------

 * Managed Value Index Primary A, Investor A and Investor C Shares commenced operations on November 24, 1997.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average share method.

(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

(c) Investor C Shares converted into Investor A Shares on March 19, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                                WITHOUT WAIVERS
                                                                      RATIO OF NET                              AND/OR EXPENSE
                                                                       OPERATING                                REIMBURSEMENTS
                                                                      EXPENSES TO                               ---------------
                                                         RATIO OF       AVERAGE      RATIO OF NET                  RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING     NET ASSETS     INVESTMENT                   OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCLUDING      INCOME TO     PORTFOLIO     EXPENSES TO
         AND         END OF      TOTAL       PERIOD       AVERAGE       INTEREST       AVERAGE      TURNOVER        AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS      EXPENSES      NET ASSETS      RATE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
       $(0.24)       $11.42       3.06%      $4,292        0.50%(a)       0.55%(a)       1.45%        115%            1.99%(a)
        (0.06)        11.32      13.78        7,330        0.50+(a)(b)       --         1.72+            3            1.57+(a)
       $(0.21)       $11.44       2.97%      $2,104        0.75%(a)       0.80%(a)       1.20%        115%            2.24%(a)
        (0.05)        11.32      13.68        2,370        0.75+(a)(b)       --         1.47+            3            1.82+(a)
       $(0.16)       $11.72       4.85%      $    0        1.00%(a)       1.05%(a)       0.95%        115%            2.99%(a)
        (0.05)        11.32      13.69            4        1.00+(a)(b)       --         1.22+            3            2.07+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS  (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   NET          NET INCREASE/
                                     NET ASSET                 REALIZED AND     (DECREASE) IN    DIVIDENDS    DISTRIBUTIONS
                                       VALUE        NET         UNREALIZED        NET ASSET       FROM NET      FROM NET
                                     BEGINNING   INVESTMENT   GAIN/(LOSS) ON     VALUE FROM      INVESTMENT     REALIZED
                                     OF PERIOD     INCOME      INVESTMENTS       OPERATIONS        INCOME     CAPITAL GAINS
                                     --------------------------------------------------------------------------------------
MANAGED INDEX:
PRIMARY A
Year ended 3/31/1999#..............   $17.14       $0.18          $2.40             $2.58          $(0.18)       $(0.15)
Year ended 3/31/1998...............    11.89        0.15           5.42              5.57           (0.17)        (0.15)
Period ended 3/31/1997*............    10.00        0.15           1.87              2.02           (0.13)           --
PRIMARY B
Year ended 3/31/1999#..............   $17.11       $0.09          $2.41             $2.50          $(0.08)       $(0.15)
Period ended 3/31/1998**...........    14.52        0.14           2.73              2.87           (0.13)        (0.15)
INVESTOR A
Year ended 3/31/1999#..............   $17.14       $0.14          $2.39             $2.53          $(0.13)       $(0.15)
Year ended 3/31/1998...............    11.89        0.14           5.40              5.54           (0.14)        (0.15)
Period ended 3/31/1997*............    10.00        0.12           1.89              2.01           (0.12)           --
INVESTOR C
Year ended 3/31/1999#(c)...........   $17.14       $0.10          $2.62             $2.72          $(0.08)       $(0.15)
Year ended 3/31/1998...............    11.90        0.10           5.39              5.49           (0.10)        (0.15)
Period ended 3/31/1997*............    10.00        0.11           1.90              2.01           (0.11)           --

---------------

  * Managed Index Primary A, Investor A and Investor C Shares commenced operations on July 31, 1996.
 **  Managed Index Primary B Shares commenced operations on
     September 4, 1997.
  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
  # Per share net investment income has been calculated using the monthly average share method.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c)  Investor C Shares converted into Investor A Shares on March
     19, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                   WITHOUT WAIVERS
                                                                                                   AND/OR EXPENSE
                                                                                                   REIMBURSEMENTS
                                                                                                   ---------------
                                                         RATIO OF      RATIO OF NET                   RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING      INVESTMENT                    OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO     INCOME TO      PORTFOLIO     EXPENSES TO
         AND         END OF      TOTAL       PERIOD       AVERAGE        AVERAGE       TURNOVER        AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS      NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------
       $(0.33)       $19.39       15.25%    $665,631       0.50%(a)        1.03%          35%           0.73%(a)
        (0.32)        17.14       47.54      374,504       0.50(a)(b)      1.26           30            0.80(a)
        (0.13)        11.89       20.22       42,226       0.50+(a)        1.92+          17            1.05+(a)
       $(0.23)       $19.38       14.78%    $      4       1.00%(a)        0.53%          35%           1.33%(a)
        (0.28)        17.11       18.24            3       1.00+(a)(b)      0.76+         30            1.30+(a)
       $(0.28)       $19.39       14.97%    $ 51,439       0.75%(a)        0.78%          35%           0.98%(a)
        (0.29)        17.14       47.21       25,447       0.75(a)(b)      1.01           30            1.05(a)
        (0.12)        11.89       20.12        3,038       0.75+(a)        1.67+          17            1.30+(a)
       $(0.23)       $19.63       16.05%    $      0       1.00%(a)        0.53%          35%           1.73%(a)
        (0.25)        17.14       46.71        4,284       1.00(a)(b)      0.76           30            1.30(a)
        (0.11)        11.90       20.11           83       1.00+(a)        1.42+          17            1.55+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS  (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                           NET         NET INCREASE/
                                            NET ASSETS                 REALIZED AND    (DECREASE) IN   DIVIDENDS    DISTRIBUTIONS
                                              VALUE         NET         UNREALIZED       NET ASSET      FROM NET      FROM NET
                                            BEGINNING    INVESTMENT   GAIN/(LOSS) ON    VALUE FROM     INVESTMENT     REALIZED
                                            OF PERIOD      INCOME      INVESTMENTS      OPERATIONS       INCOME     CAPITAL GAINS
                                            -------------------------------------------------------------------------------------
MANAGED SMALLCAP VALUE INDEX
PRIMARY A
Year ended 3/31/1999#.....................    $11.46       $0.09          $(2.38)         $(2.29)        $(0.07)       $(0.12)
Period ended 3/31/1998*...................     10.00        0.03            1.46            1.49          (0.03)           --
INVESTOR A
Year ended 3/31/1999#.....................    $11.46       $0.07          $(2.35)         $(2.28)        $(0.07)       $(0.12)
Period ended 3/31/1998*...................     10.00        0.02            1.46            1.48          (0.02)           --
INVESTOR C
Year ended 3/31/1999#(c)..................    $11.46       $0.05          $(2.33)         $(2.28)        $(0.01)       $(0.12)
Period ended 3/31/1998*...................     10.00        0.01            1.46            1.47          (0.01)           --

---------------

 * Managed SmallCap Value Index Primary A, Investor A and Investor C Shares commenced operations on November 24, 1997.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average share method.

(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

(c) Investor C Shares converted into Investor A Shares on March 19, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                                                                 ---------------
                                                         RATIO OF     RATIO OF NET                  RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
         AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------
       $(0.19)       $ 8.98      (20.11)%    $3,084        0.50%(a)(b)     0.96%        136%           3.56%(a)
        (0.03)        11.46       14.88       2,106        0.50+(a)(b)     0.78+         30            2.17+(a)
       $(0.19)       $ 8.99      (20.23)%    $1,904        0.75%(a)(b)     0.71%        136%           3.81%(a)
        (0.02)        11.46       14.79       1,859        0.75+(a)(b)     0.53+         30            2.42+(a)
       $(0.13)       $ 9.05      (20.06)%    $    0        1.00%(a)(b)     0.46%        136%           4.56%(a)
        (0.01)        11.46       14.71          16        1.00+(a)(b)     0.28+         30            2.67+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS  (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                       NET INCREASE/
                            NET ASSET                 NET REALIZED     (DECREASE) IN    DIVIDENDS    DISTRIBUTIONS       TOTAL
                              VALUE        NET       AND UNREALIZED   NET ASSET VALUE    FROM NET      FROM NET        DIVIDENDS
                            BEGINNING   INVESTMENT   GAIN/(LOSS) ON        FROM         INVESTMENT     REALIZED           AND
                            OF PERIOD     INCOME      INVESTMENTS       OPERATIONS        INCOME     CAPITAL GAINS   DISTRIBUTIONS
                            ------------------------------------------------------------------------------------------------------
MANAGED SMALLCAP INDEX:
PRIMARY A
Year ended 3/31/1999#.....   $14.10       $0.06          $(2.92)          $(2.86)         $(0.06)       $(0.14)         $(0.20)
Year ended 3/31/1998......     9.83        0.06            4.58             4.64           (0.06)        (0.31)          (0.37)
Period ended 3/31/1997*...    10.00        0.03           (0.17)           (0.14)          (0.03)           --           (0.03)
PRIMARY B+++
Year ended 3/31/1999#.....   $14.09       $0.00          $(2.24)          $(2.24)         $(0.00)       $(0.14)         $(0.14)
Year ended 3/31/1998......     9.83        0.00            4.58             4.58           (0.01)        (0.31)          (0.32)
Period ended 3/31/1997*...    10.00        0.02           (0.17)           (0.15)          (0.02)           --           (0.02)
INVESTOR A
Year ended 3/31/1999#.....   $14.08       $0.03          $(2.91)          $(2.88)         $(0.03)       $(0.14)         $(0.17)
Year ended 3/31/1998......     9.82        0.03            4.57             4.60           (0.03)        (0.31)          (0.34)
Period ended 3/31/1997*...    10.00        0.03           (0.18)           (0.15)          (0.03)           --           (0.03)
INVESTOR C
Year ended 3/31/1999#(c)..   $14.09       $0.00          $(2.96)          $(2.96)         $(0.00)       $(0.14)         $(0.14)
Year ended 3/31/1998......     9.83        0.01            4.58             4.59           (0.02)        (0.31)          (0.33)
Period ended 3/31/1997*...    10.00        0.03           (0.17)           (0.14)          (0.03)           --           (0.03)

---------------
 * Managed SmallCap Index Primary A, Primary B, Investor A and Investor C Shares commenced operations on October 15, 1996.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++ At March 31, 1999, there were no public shareholders in the Primary B Share class. All publicly held Primary B Shares were redeemed on December 2, 1998. The amounts reflected are for the period April 1, 1998 to December 2, 1998.

 # Per share net investment income has been calculated using the monthly average share method.

(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

(c) Investor C Shares converted into Investor A Shares on March 19, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                WITHOUT WAIVERS
                                                                                AND/OR EXPENSE
                                                                                REIMBURSEMENTS
                                                                                ---------------
                                         RATIO OF    RATIO OF NET                  RATIO OF
    NET ASSET              NET ASSETS   OPERATING     INVESTMENT                   OPERATING
      VALUE                  END OF      EXPENSES     INCOME TO     PORTFOLIO     EXPENSES TO
     END OF      TOTAL       PERIOD     TO AVERAGE     AVERAGE      TURNOVER        AVERAGE
     PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS      RATE        NET ASSETS
-----------------------------------------------------------------------------------------------
     $11.04      (20.50)%   $189,379       0.50%(a)(b)     0.52%       65%            0.82%(a)
      14.10       47.71      102,437       0.50(a)(b)     0.52         62             1.02(a)
       9.83       (1.37)      40,851       0.50+         1.05+         18             1.21+
     $11.71      (16.03)%   $      0       1.00%+(a)(b)     0.02%+     65%            1.42%+(a)
      14.09       47.04          160       1.00(a)(b)     0.02         62             1.52(a)
       9.83       (1.51)          86       1.00+         0.55+         18             1.71+
     $11.03      (20.67)%   $  9,782       0.75%(a)(b)     0.27%       65%            1.07%(a)
      14.08       47.35       13,768       0.75(a)(b)     0.27         62             1.27(a)
       9.82       (1.52)         334       0.75+        0.80+          18             1.46+
     $10.99      (21.18)%   $      0       1.00%(a)(b)     0.02%       65%            1.82%(a)
      14.09       47.10          524       1.00(a)(b)     0.02         62             1.52(a)
       9.83       (1.46)          19       1.00+         0.55+         18             1.71+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   NOTES TO FINANCIAL STATEMENTS

Nations Fund Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 1999, the Trust offered thirty-eight separate portfolios. These financial statements pertain only to the four managed index portfolios of the Trust (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of the Trust are presented under separate cover. The Funds currently offer three classes of shares: Primary A Shares, Primary B Shares and Investor A Shares. Primary B Shares are not currently offered to the public except for the Managed Index Fund. Investor C Shares were converted into Investor A Shares on March 19, 1999. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to its class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation: Securities which are traded on a recognized exchange or on NASDAQ are valued at the last sales price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the closing bid prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and certain other assets are valued by the investment advisor under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

Futures Contracts: Each Fund may invest in futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract. The Fund recognizes a realized gain or loss when the contract is closed, equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

Risks arise in the possible movement of the securities or indices underlying those investments. Risks also include the possibility that there may not be a liquid secondary market for these contracts, that a change in the value of the contract may not correlate with changes in the value of the underlying securities or that the counterparty to a contract may default on its obligation to perform.

Securities Transactions and Investment Income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares.

Dividends and Distributions to Shareholders: Distributions from net investment income are declared and paid each month by the Managed Index Fund; all other Funds declare and pay distributions each calendar quarter. Each Fund will distribute net realized capital gains (including net short-term capital gains), at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations.

                                       60
NATIONS FUNDS

   NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

These reclassifications are due to different book and tax accounting for organization costs and currency gains and losses.

NATIONS FUNDS

Reclassifications for the year ended March 31, 1999 were as follows:

                                       INCREASE/
                                      (DECREASE)       INCREASE/
                       INCREASE/     UNDISTRIBUTED     (DECREASE)
                       (DECREASE)         NET         ACCUMULATED
                        PAID-IN       INVESTMENT      NET REALIZED
                        CAPITAL         INCOME        GAIN/(LOSS)
                         (000)           (000)           (000)
                       -------------------------------------------
Managed Value
  Index..............     $ (6)          $ 12             $ (6)
Managed Index........       --            (20)              20
Managed SmallCap
  Value Index........       (3)             3               --
Managed SmallCap
  Index..............      (26)             1               25

Federal Income Tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for Federal income or excise taxes.

Expenses: General expenses of the Trust are allocated to the Funds based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. Expenses not directly attributable to any class of shares are prorated based on the relative net assets of each class. The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is an indirect wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which NBAI provides investment advisory services to the Funds. Under this Investment Advisory Agreement, NBAI is entitled to receive an advisory fee, calculated daily and payable monthly, at the annual rate of 0.50% of each Fund's average daily net assets.

The Trust has entered into a sub-advisory agreement with NBAI and TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank, pursuant to which TradeStreet is entitled to receive a fee from NBAI at the annual rate of 0.10% of each Fund's average daily net assets.

Stephens Inc. ("Stephens") serves as co-administrator of the Trust. On January 14, 1999, NBAI began serving as co-administrator of the Funds with Stephens. Under the new arrangement, Stephens and NBAI are entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.13% of each Fund's average daily net assets. Prior to January 14, 1999, First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, served as co-administrator. Stephens and First Data were entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of each Fund's average daily net assets. Effective January 14, 1999, The Bank of New York ("BNY") began serving as the sub-administrator of the Trust pursuant to an agreement with NBAI, and NBAI ceased to serve as sub-administrator. For the year ended March 31, 1999, Stephens earned $588,578 from the Funds for its administration services, of which $82,933 was paid to NBAI for its services.

The investment advisor, sub-advisor and distributor may, from time to time, voluntarily reduce their fees payable by each Fund. For the year ended March 31, 1999, the investment advisor agreed to voluntarily reimburse expenses and/or waive its advisory fee to the extent that total expenses (excluding shareholder servicing and distribution fees) exceed 0.50% of each respective Fund's average daily net assets.

Effective October 19, 1998, BNY began serving as the custodian of the Trust's assets. Previously, NationsBank of Texas, N.A. ("NationsBank of Texas") served as custodian until May 6, 1998, when it was merged with NationsBank. BNY acted as sub-custodian to the Funds until that date. For the year ended March 31, 1999, NationsBank of Texas and NationsBank earned $14,123 for providing such services. For the year ended March 31, 1999, expenses of the Funds were reduced by $3,778 under expense offset arrangements with BNY. The Funds

NATIONS FUNDS
could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

First Data serves as the transfer agent for the Funds' shares. NationsBank of Texas served as the sub-transfer agent for the Primary Shares of the Funds until it merged with NationsBank on May 6, 1998. NationsBank began serving as the sub-transfer agent for the Primary Shares of the Funds on that date and is providing the same services as were previously provided by NationsBank of Texas. For the year ended March 31, 1999, NationsBank of Texas and/or NationsBank earned approximately $18,592 for providing such services.

Stephens serves as distributor of the Funds' shares. For the year ended March 31, 1999, the Funds were informed that the distributor received $0 in front end sales charges for sales of Investor A Shares and $580 in contingent deferred sales charges from shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of NationsBank.

The Trust pays each unaffiliated Trustee an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Fund and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. The Trust also reimburses expenses incurred by each unaffiliated Trustee in attending such meetings.

The Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of Operations.

Certain Funds have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Institutional Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the year ended March 31, 1999, the Funds earned $587,695 in aggregate from such investments, which is included in interest income.

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which NationsBank and its affiliates have either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND
    DISTRIBUTION PLANS

The Trust has adopted a shareholder administration plan for Primary B Shares of each Fund and shareholder servicing plans and distribution plans for the Investor A and Investor C Shares of each Fund. The administration plan permits the Funds to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor (and for Investor A Shares, the distributor and/or selling agents) for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of NationsBank and NBAI.

At March 31, 1999, the rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                              CURRENT    PLAN
                                               RATE      LIMIT
                                              ----------------
Primary B Administration Plan...............   0.50%     0.60%
Investor A Shareholder Servicing and
  Distribution Plan.........................   0.25%     0.25%
Investor C Distribution Plan................   0.25%     0.75%
Investor C Shareholder Servicing Plan.......   0.25%     0.25%

NATIONS FUNDS

4. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 1999 were as follows:

                                        PURCHASES     SALES
                                          (000)       (000)
                                        ---------------------
Managed Value Index...................  $ 13,354     $ 16,523
Managed Index.........................   448,919      224,487
Managed SmallCap Value Index..........     8,933        6,442
Managed SmallCap Index................   267,307      139,841

There were no purchases or sales of long-term U.S. government securities for the year ended March 31, 1999.

5.  FUTURES CONTRACTS

At March 31, 1999, the following Funds had futures contracts open:

                                                                                                                     UNREALIZED
                                                                           VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                              NUMBER OF       WHEN OPENED          CONTRACTS       (DEPRECIATION)
                        DESCRIPTION                           CONTRACTS          (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
MANAGED INDEX:
S&P 500 Futures (long position) expiring June 1999(a).......     15             $4,928              $4,850              $(78)
MANAGED SMALLCAP INDEX
Russell 2000 Futures (long position) expiring June
  1999(a)...................................................     16             $3,185               3,188                 3

---------------
(a) Securities have been segregated as collateral for Managed Index and Managed SmallCap Index for open futures contracts.

6.  SHARES OF BENEFICIAL INTEREST

As of March 31, 1999, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedule of Capital Stock Activity.

7.  LINE OF CREDIT

The Trust participates in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the Federal Funds Rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement.

At March 31, 1999, there were no loans outstanding under this Agreement. For the year ended March 31, 1999, borrowings by the Funds under the Agreement were as follows:

                                           AVERAGE
                                           AMOUNT       AVERAGE
                                         OUTSTANDING    INTEREST
                 FUND                       (000)         RATE
----------------------------------------------------------------
Managed Value Index....................     $ 77          5.21%
Managed SmallCap Value Index...........       18          5.69
Managed SmallCap Index.................      245          5.64

The average amount outstanding was calculated based on daily balances in the period.

8.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their portfolio securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash

NATIONS FUNDS

Reserves, a portfolio of Nations Institutional Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

At March 31, 1999, the following Funds had securities on loan:

                                 MARKET VALUE OF     MARKET VALUE
                                LOANED SECURITIES    OF COLLATERAL
             FUND                     (000)              (000)
------------------------------------------------------------------
Managed Index.................       $16,452            $17,162
Managed SmallCap Index........        10,961             11,576

9.  CAPITAL LOSS CARRYFORWARD

At March 31, 1999, the Managed Index Fund and Managed Small Cap Index Fund had available for Federal income tax purposes unused capital losses expiring March 31, 2007 of $1,090,295 and $742,571, respectively.

10.  REORGANIZATIONS

On November 12, 1997, Managed Index ("Acquiring Fund"), acquired the assets of Equity Index/ Enhanced Market Fund, a common trust fund managed by NationsBank ("Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation as of the conversion date were as follows:

                                             TOTAL NET ASSETS OF    ACQUIRED FUND
TOTAL NET ASSETS OF   TOTAL NET ASSETS OF      ACQUIRING FUND        UNREALIZED
ACQUIRED FUND           ACQUIRING FUND        AFTER CONVERSION      APPRECIATION
(000)                        (000)                  (000)               (000)
---------------------------------------------------------------------------------
    $137,455               $111,269               $248,724             $73,337

11.  SUBSEQUENT EVENTS

Effective May 14, 1999, the maximum contractual levels of advisory and combined co-administration fees payable by the Funds changed. At that time, the maximum contractual advisory fee that NBAI is entitled to receive from the Funds decreased by 0.10% of the Funds' average daily net assets, and the combined co-administration fee payable to NBAI and Stephens increased by the same amount.

NATIONS FUNDS
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUND TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nations Managed Value Index Fund, Nations Managed Index Fund, Nations Managed SmallCap Value Index Fund and Nations Managed SmallCap Index Fund (portfolios of Nations Fund Trust, hereafter referred to as the "Funds") at March 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 28, 1999

NATIONS FUNDS
   TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 1999, the amount of long-term capital gains designated by the Trust were as follows:

                            FUND                                TOTAL
                            ----                                -----
Managed Index...............................................  $1,888,258
Managed SmallCap Index......................................     279,674

Of the ordinary income (including short-term capital gain) distributions made by the Trust during the fiscal year ended March 31, 1999, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Managed Value Index.........................................  21.08%
Managed Index...............................................  96.65%
Managed SmallCap Value Index................................  80.34%
Managed SmallCap Index......................................  63.23%

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








                         [GRAPHIC DEPICTING BASKETS]

                                                            -------------
[NATIONS FUNDS LOGO]                                         BULK RATE
                                                            U.S. POSTAGE
                                                                PAID
P.O. Box 32602                                              N READING, MA
Charlotte, NC 28234-4602                                      PERMIT NO.
Toll Free 1-800-982-2271                                        105
                                                            -------------


AR9 97495 3/99